Exhibit 10.6

CERTAIN INFORMATION HAS BEEN OMITTED IN ACCORDANCE WITH ITEM 601(B)(10) OF REGULATION S-K BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE MARKED [***].

AGREEMENT OF SUBLEASE

THIS AGREEMENT OF SUBLEASE (this “Sublease”) is made as of September 23, 2024, by and between CROWN CASTLE USA INC., a Pennsylvania corporation, having an office at 2000 Corporate Drive, Canonsburg, Pennsylvania 15317 Attention: General Counsel (”Sublandlord”), and HERON THERAPEUTICS, INC. (”Subtenant”)

WITNESSETH:

WHEREAS, by that certain Office Lease dated August 27, 2012, between Duke Realty Limited Partnership (”Original Landlord”), as landlord, and Sublandlord, as tenant (together with and as amended by the that certain First Amendment to the Office Lease dated March 2, 2015, that certain Letter of Understanding dated June 1, 2015, and that certain Second Amendment dated September 16, 2019, the “Lease”), Original Landlord leased to Sublandlord approximately 9,882 square feet located on a portion of the third (3rd) floor Suite 300 (the “Premises”) of the building located at 100 Regency Forest Dr., Cary, North Carolina 27518, (the “Building”). A true and correct copy of the Lease, with certain provisions thereof that are inapplicable to this Sublease redacted, is attached to this Sublease as Exhibit A.

WHEREAS, Subtenant desires to sublease from Sublandlord, and Sublandlord is willing to sublease to Subtenant, the Premises on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, Sublandlord and Subtenant agree as follows:

1.
Subleasing of Premises; Condition of Premises.
(a)
Subject to Section 18, Sublandlord hereby subleases to Subtenant, and Subtenant hereby takes from Sublandlord, the Premises, upon and subject to all of the terms, covenants, and conditions hereinafter set forth. Capitalized terms not otherwise defined in this Sublease shall have the meanings ascribed to them in the Lease.
(b)
Subtenant shall accept the Premises as well as the Sublandlord’s FF&E (as defined in Section 20) in its “as is” condition and state of repair on the date hereof, subject to ordinary wear and tear between the date hereof and the Commencement Date, as defined in Section 2, and Subtenant expressly acknowledges and agrees that, except as specifically set forth in Section 1(c), neither Sublandlord nor Sublandlord’s agents, have made any representations with respect to the Premises, Sublandlord’s FF&E or the Building, and that Sublandlord is not obligated to make any repairs, perform any work, supply any materials, incur any expenses or make any installations in order to prepare the Premises, Sublandlord’s FF&E or the Building for Subtenant’s occupancy.
(c)
Sublandlord represents and warrants to Subtenant that (i) Sublandlord is not in default in the payment or performance of any of its obligations under the Lease, (ii) the Lease is in full force and effect (iii) all obligations of Landlord have been fulfilled, and (iv) and (to the best of Sublandlord’s knowledge) there has been no event or condition which, with the giving of notice or the passage of time or both, would constitute a material default or material breach under the Lease.
2.
Term. Subject to Section 18, the term (the “Term”) of this Sublease shall commence on October 1, 2024 (the “Commencement Date”)and shall expire at 11:59 pm (Central Standard Time) on August 31, 2025 (the “Expiration Date”). Under no circumstances shall the Term of this Sublease extend beyond the expiration of or earlier termination as permitted in, the Lease.

3.
Base Rent.
(a)
During the Term, from and after the Commencement Date, Subtenant shall pay to Sublandlord, in lawful money of the United States, an annual rent (“Base Rent”) at a rate equal to $22.50 per rentable square foot as set forth below:

Period	Base Rent for Term	Monthly Base Rent

October 1, 2024 –October 31, 2024		No Rent	-

November 1, 2024 - August 31, 2025		$185,287.50	$18,528.75

(b)
Base Rent shall be payable in equal monthly installments (“Monthly Base Rent”) due and payable in advance on the 1st day of each calendar month during the Term with the exception of the first month of the Term, as described above, which no such Monthly Base Rent shall be due. Monthly Base Rent shall be payable at the office of Sublandlord, or at such other place as Sublandlord may designate, at any time and from time-to-time, without any set-off or deduction of any kind whatsoever.
(c)
Base Rent is a gross lease rate, and includes utilities, janitorial, HVAC and any and all operating expense contribution. Payments for those services and costs will continue to be paid by Sublandlord per the Lease.
(d)
Notwithstanding anything to contrary set forth in this Sublease, Subtenant shall not be required to pay any amounts hereunder, whether or not included in Base Rent, which represents late charges, penalties or fees arising out of any late payments made by Sublandlord, as “Tenant” to Landlord under the Lease, unless such late payments are the result of any late payment of such sum by Subtenant to Sublandlord hereunder.
4.
Care, Surrender and Restoration of the Premises.
(a)
Without limiting any other provision of this Sublease or the Lease, Subtenant shall take good care of the Premises, suffer no waste or injury thereto and shall fully comply with all laws, orders, rules, regulations, directives, ordinances and requirements of all governmental authorities having jurisdiction over the Premises, the Building and Subtenant’s use or manner of use thereof, which are imposed on Sublandlord, as tenant under the Lease, in connection with the Premises or the Building.
(b)
Upon the Expiration Date or earlier termination of the Term, Subtenant shall, (i) quit and surrender the Premises to Sublandlord, broom clean, in good order and condition existing on the Commencement Date, ordinary wear and tear, condemnation, and casualty damage excepted, (ii) remove all of its personal property therefrom and restore the Premises to its original condition as of the Commencement Date, ordinary wear and tear, condemnation, and casualty damage excepted, and (iii) repair any damage to the Premises, Sublandlord’s FF&E (if not purchased by Subtenant per Section 20) or the Building due to such removal. Subtenant shall observe and perform each of the covenants contained in this Sublease and Subtenant’s obligations hereunder shall survive the Expiration Date or earlier termination of this Sublease.
5.
Use. Subtenant shall use and occupy the Premises for the general office uses as permitted under the Lease and for no other purpose.
6.
Subordination to and Incorporation of Terms of the Lease.
(a)
This Sublease is in all respects subject and subordinate to all of the terms, provisions, covenants, stipulations, conditions and agreements of the Lease, and, except as otherwise expressly provided in this Sublease, all of the terms, provisions, covenants, stipulations, conditions, rights, obligations, remedies and agreements of the Lease are incorporated in this Sublease by reference and made a part hereof as if herein set forth at length, and shall, as between Sublandlord and Subtenant (as if they were the Landlord and Tenant, respectively, under the Lease, as if the word “Lease” were “Sublease”), constitute the terms of this Sublease, except for terms of the Lease that are inapplicable, inconsistent with, or specifically modified by, the terms of this Sublease, and shall be binding upon and inure to the benefit of Sublandlord and Subtenant respectively. In furtherance of the foregoing, Subtenant shall not take any action or do or permit to be done anything which (i) is or may be prohibited to Sublandlord, as tenant under the Lease, (ii) might result in a violation of or default under any of the terms, covenants, conditions or provisions of the Lease or any other instrument to which this Sublease is subordinate, or (iii) would result in any additional cost or other liability to Sublandlord. This clause shall be self-operative and no further instrument of subordination shall be required, but Subtenant shall execute promptly any certificate confirming such subordination that Sublandlord may request. As between the parties hereto only, in the event of any inconsistency between this Sublease and the Lease, the terms of this Sublease shall control. Subtenant acknowledges that it has read and examined the Lease, and is fully familiar with the terms, covenants and conditions on the Sublandlord’s part to be performed thereunder, and all of the applicable terms, covenants and conditions of the Lease, other than those that have been redacted or as modified herein.
(b)
Without limiting the provisions of Section 6(a), Subtenant shall not be obligated to comply with any of the provisions of the Lease that have been redacted from the copy of the Lease attached as Exhibit A (the “Redacted Provisions”). Sublandlord represents and warrants to Subtenant that none of the Redacted Provisions will adversely affect, in any material respect, Subtenant’s rights to use and occupy the Premises or any other material rights of Subtenant under this Sublease.
(c)
In the event that the Lease is cancelled or terminated, Landlord may at its option, take over all of the right, title and interest of Sublandlord under this Sublease, and Subtenant shall, at the option of Landlord, attorn to and recognize Landlord, as Sublandlord pursuant to the then executory provisions of this Sublease, except that Landlord shall not (i) be liable for any previous act or omission of Sublandlord under this Sublease, (ii) be subject to any offset not expressly provided for in this Sublease, which shall theretofore have accrued to Subtenant against Sublandlord hereunder, (iii) be bound by any modification of this Sublease or by any previous prepayment of more than one month’s rent unless previously approved by Landlord, (iv) be bound by any covenant to undertake or complete any construction of the Premises or any portion thereof, or (v) be bound to make any payment to or on behalf of Subtenant. Subtenant agrees that following any such attornment, Landlord shall not be bound by any obligation to make payment to or on behalf of Subtenant with respect to any construction performed by or on behalf of Subtenant at the Premises. Subtenant shall, promptly upon Landlord’s request, execute and deliver all instruments necessary or appropriate to confirm such attornment and recognition. Subtenant hereby waives all rights under any present or future law to elect, by reason of the Landlord terminating the Lease, to terminate this Sublease or surrender possession of the Premises.
(d)
This Sublease, and all rights of Subtenant hereunder, are and shall be subject and subordinate in all respects to all mortgages and ground or other superior leases, and to all renewals, extensions, supplements, amendments, modifications, consolidations and replacements thereof or thereto, substitutions therefor, and advances made thereunder. This Section 6(d) shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Subtenant shall promptly execute and deliver any instrument that Landlord or any the holder of any superior interest may request to evidence such subordination.
(e)
Subtenant shall have the use of parking spaces and other Building amenities as described the Lease.
7.
Subtenant’s Obligations. Except as specifically set forth herein to the contrary, all acts to be performed by, and all of the terms, provisions, covenants, stipulations, conditions, obligations and agreements to be observed by, Sublandlord, as tenant under the Lease, shall, to the extent that the same relate to the Premises, and are not inconsistent with the terms of this Sublease, be performed and observed by Subtenant, and Subtenant’s obligations in respect thereof shall run to Sublandlord or Landlord, as Sublandlord may reasonably determine to be appropriate or as may be required by the respective interests of Sublandlord and Landlord. Notwithstanding the foregoing, Subtenant shall have no obligation or liability to pay or perform any obligations contained in any of the Redacted Provisions, or any obligations of Sublandlord arising under the Lease prior to the Commencement Date. Subject to the preceding sentence, Subtenant shall indemnify Sublandlord against, and hold Sublandlord harmless from, all liabilities, losses, obligations, damages, penalties, claims, costs and expenses (including attorney’s fees and other costs) which are paid, suffered or incurred by Sublandlord as a result of the nonperformance or nonobservance of any such terms, provisions, covenants, stipulations, conditions, obligations or agreements by Subtenant as set forth herein, provided, however, that, Subtenant shall not be required to indemnify and hold Sublandlord harmless to the extent any liabilities, losses, obligations, damages, penalties, claims, costs and expenses is a result of the negligence or willful misconduct of Sublandlord or any of its agents, contractors, servants, employees, invitees or licensees.
8.
Sublandlord’s Obligations.
(a)
Notwithstanding anything contained in this Sublease to the contrary, Sublandlord shall have no responsibility to Subtenant for, and shall not be required to provide, any of the services or make any of the repairs or restorations which Landlord has agreed to make or provide, or cause to be made or provided, under the Lease and Subtenant shall rely upon, and look solely to, Landlord for the provision of such services and the performance of such repairs and restorations. Subtenant shall not make any claim against Sublandlord for any damage which may result from, nor shall Subtenant’s obligations hereunder, including Subtenant’s obligation to pay all Base Rent when due, be impaired by reason of (i) the failure of Landlord to keep, observe or perform any of its obligations under the Lease, or (ii) the acts or omissions of Landlord or any of its agents, contractors, servants, employees, invitees or licensees.
(b)
Notwithstanding anything to the contrary set forth in Section 8(a), Sublandlord agrees to use commercially reasonable efforts to cause Landlord to perform Landlord’s obligation under the Lease with respect to the Premises, which commercially reasonable efforts shall not, however, include the expenditure of money or the commencement of legal proceedings. If Landlord shall default in any of its obligations to Subtenant with respect to the Premises, Subtenant shall be entitled to participate with the Sublandlord in the enforcement of Sublandlord’s rights against Landlord (and in any recovery or relief obtained, to the extent relating to the Premises), but Sublandlord shall have no obligation to bring any action or proceeding or to take any steps to enforce Subtenant’s rights against Landlord. Any action or proceeding so instituted by Sublandlord shall be at the expense of Subtenant. If, after written demand by from Subtenant, Sublandlord fails or refuses to take appropriate action for the enforcement of Sublandlord’s rights against Landlord with respect to the Premises, then, unless Sublandlord shall have reasonable objection, Subtenant shall have the right to take such action in its own name and, for that purpose and only to such extent, the rights of Sublandlord to enforce the obligations of Landlord under the Lease are hereby conferred upon and are conditionally assigned to Subtenant and Subtenant hereby is subrogated to such rights (including the benefit of any recovery or relief with respect to the Premises) to the extent that the same shall apply to the Premises. Subtenant agrees to indemnify and hold harmless Sublandlord, as provided in Section 11(d), in connection with the taking of any such action by Subtenant.
(c)
Sublandlord hereby agrees to indemnify and hold Subtenant harmless from and against any and all liabilities, losses, obligations, damages, penalties, claims, costs and expenses (including attorney’s fees and other costs) which are paid, suffered or incurred by Tenant as a result of (i) the nonperformance or nonobservance of any such terms, provisions, covenants, stipulations, conditions, obligations or agreements by Sublandlord under the Lease or this Sublease (including, but not limited to, any termination of this Sublease by reason of the default of Sublandlord under the Lease) and/or (ii) the negligence or willful misconduct of Sublandlord, provided, however, that, Sublandlord shall not be required to indemnify Subtenant to the extent such liabilities, losses, obligations, damages, penalties, claims, costs and expenses is a result of the negligence or willful misconduct of Subtenant. Sublandlord’s obligations under this Section 8 shall survive the expiration or earlier termination of this Sublease.
(d)
Notwithstanding anything to the contrary herein, Sublandlord covenants as follows: (i) not to voluntarily terminate the Lease, (ii) not to modify the Lease so as to adversely affect Subtenant’s rights hereunder, and (iii) to take all actions reasonably necessary to preserve the Lease.
9.
Covenants With Respect To The Lease. In the event that Subtenant shall be in default of any term, provision, covenant, stipulation, condition, obligation or agreement of, or shall fail to honor any obligation under, this Sublease, Sublandlord, on giving the notice required by the Lease (as modified pursuant to Section 13) and subject to the right, if any, of Subtenant to cure any such default within any applicable grace period provided in the Lease (as modified pursuant to Section 13), shall have available to it all of the remedies available to Landlord under the Lease in the event of a like default or failure on the part of Sublandlord, as tenant thereunder. Such remedies shall be in addition to all other remedies available to Sublandlord at law or in equity.
10.
Intentionally Omitted.

11.
Indemnification of Sublandlord. Subtenant agrees to indemnify Sublandlord against and hold Sublandlord harmless from, any and all liabilities, losses, obligations, damages, penalties, claims, costs and expenses (including attorney’s fees and other charges) which are paid, suffered or incurred by Sublandlord as a result of (a) any personal injuries or property damage occurring in or on the Premises during the Term, (b) any work or thing done, or any condition created, by Subtenant in or on the Premises or the Building during the Term, (c) any act or omission of Subtenant or Subtenant’s agents, contractors, servants, employees, invitees or licensees during the Term, or (d) the taking of any action by Subtenant against Landlord pursuant to Section 8(b); except, however, if and to the extent any of the foregoing results from the negligence or willful misconduct of Sublandlord or its agents, contractors, servants, employees, invitees or licensees. Subtenant’s obligations under this Section 11 shall survive the expiration or earlier termination of this Sublease.
12.
Approvals or Consents. In all provisions of the Lease requiring the approval or consent of Landlord, Subtenant shall be required to obtain the express written approval or consent of Sublandlord, which consent shall be subject to the approval or consent of Landlord, pursuant to the Lease. If Sublandlord shall give its consent to any request made by Subtenant then Sublandlord hereby agrees to promptly furnish to Landlord copies of such request for consent or approval received from Subtenant. If Landlord shall refuse to give its consent or approval to any request made by Subtenant then Sublandlord’s refusal to give its consent or approval to such request shall be deemed to be reasonable.
13.
Time Limits. The parties agree that unless otherwise expressly modified herein, the time limits set forth in the Lease for the giving of notices, making demands, payment of any sum, the performance of any act, condition or covenant, or the exercise of any right, remedy or option, are modified for the purpose of this Sublease by shortening or lengthening the same in each instance by three (3) business days so that notices may be given, demands made, any act, condition or covenant performed and any right or remedy hereunder exercised, by Sublandlord or Subtenant, as the case may be, within the time limits relating thereto contained in the Lease. Sublandlord and Subtenant shall, promptly after receipt thereof, furnish to each other a copy of each notice, demand or other communication received from Landlord with respect to the Premises.
14.
Assignment and Subletting. Notwithstanding anything to the contrary contained herein or in the Lease, Subtenant, for itself, its successors and assigns, expressly covenants that it shall not assign, pledge or otherwise encumber this Sublease, or sublet all or any portion of the Premises, without obtaining, in each instance, the prior written consent of Landlord and the prior written consent of Sublandlord. Sublandlord reserves the right to transfer and assign its interest in and to this Sublease to any entity or person who shall succeed to Sublandlord’s interest in and to the Lease.
15.
End of Term. Subtenant acknowledges that possession of the Premises must be surrendered to Sublandlord on the Expiration Date or earlier termination of this Sublease, in the condition required pursuant to Section 4(b), subject to normal wear and tear, condemnation, and casualty damage. If for any reason Subtenant shall fail to vacate and surrender possession of the Premises or any part thereof on or before the expiration or earlier termination of this Sublease and the Term hereof, then Subtenant’s continued possession of the Premises shall be as a holdover tenant from month to month, during which time, without prejudice and in addition to any other rights and remedies Sublandlord may have under this Sublease or at law, Subtenant shall pay to Sublandlord for each month and for each portion of any month during which Subtenant holds over an amount equal to one-hundred fifty percent (150%) of the Monthly Base Rent in effect immediately prior to such holdover period. In addition, Subtenant hereby agrees to indemnify Sublandlord against and hold Sublandlord harmless from any and all reasonable costs and expenses (including attorney’s fees and other charges) which are paid or incurred by Sublandlord as a result of the failure of, or the delay by, Subtenant in so surrendering the Premises, including any claims made by Landlord or any succeeding tenant founded on such failure or delay. The provisions of this Section 15 shall not in any way be deemed to (a) permit Subtenant to remain in possession of the Premises after the Expiration Date or sooner termination of this Sublease, or (b) imply any right of Subtenant to use or occupy the Premises upon expiration or termination of this Sublease and the Term hereof, and no acceptance by Sublandlord of payments from Subtenant after the Expiration Date or sooner termination of the Term shall be deemed to be other than on account of the amount to be paid by Subtenant in accordance with the provisions of this Section 15. Subtenant’s obligations under this Section 15 shall survive the expiration or earlier termination of this Sublease.

16.
Notices. Notwithstanding anything to the contrary, any notice, request or demand (each, a “Notice”) permitted or required to be given by the terms and provisions of this Sublease, or by any law or governmental regulation, either by Sublandlord or Subtenant, shall be in writing. Unless otherwise required by law or regulation, all Notices shall be given and shall be deemed to have been served and given by either of the parties hereto and received by the other party, on the date when the party giving the Notice shall have mailed the Notice by registered or certified mail, return receipt requested, addressed to the other party at the address of the other party first set forth above. A copy of all Notices sent to Sublandlord shall be sent to 2000 Corporate Drive, Canonsburg, Pennsylvania 15317 Attention: General Counsel. Either party hereto may designate a different address for Notices to such party by serving notice of such change in accordance with this Section 16.
17.
Broker. Subtenant represents and warrants to Sublandlord that it has not dealt with any broker or finder in connection with this Sublease other than Lee & Associates Raleigh Durham, LLC. Sublandlord represents and warrants to Subtenant that it has not dealt with any broker or finder in connection with this Sublease other than Transwestern. Lee & Associates Raleigh Durham, LLC and Transwestern shall be collectively referred to as “Broker” herein. Each party hereby agrees to indemnify, hold, and save the other party harmless from and against any and all liabilities, losses, obligations, damages, penalties, claims, costs and expenses (including attorney’s fees and other charges) arising out of any claim, demand or proceeding for a real estate brokerage commission, finder’s fee or other compensation arising out of either of their acts in connection with this Sublease. The provisions of this Section 17 shall survive the expiration or earlier termination of this Sublease. Notwithstanding the foregoing, Sublandlord agrees to pay Broker its commission in accordance with a separate listing agreement promptly following the mutual execution of this Sublease and the receipt by Sublandlord of the written consent of Landlord to this Sublease. The provisions of this Section 17 shall survive the expiration or earlier termination of this Sublease.
18.
Sublease Conditional Upon Landlord’s Consent. This Sublease is subject to and conditioned upon Sublandlord obtaining the written consent of Landlord to this Sublease, as required under the Lease. Sublandlord shall promptly request such consent, and Subtenant shall cooperate with Sublandlord, at Sublandlord’s cost or expense, to obtain such consent and shall provide all information concerning Subtenant that Landlord shall request. Promptly after the execution and delivery of this Sublease, Sublandlord shall request Landlord’s consent hereto in accordance with the terms of the Lease. If such consent is refused or if Landlord shall otherwise fail to grant such consent within thirty days after the date Sublandlord executes and delivers a fully executed counterpart of this Sublease to Subtenant, then either party may, by written notice to the other, given at any time prior to the granting of such consent, terminate and cancel this Sublease, whereupon, Sublandlord shall refund to Subtenant any Base Rent paid in advance hereunder together with Subtenant’s security deposit and neither party shall have the further right to terminate this Sublease pursuant to this Section 18. Upon such termination and the making of such refunds, neither party hereto shall have any further obligation to the other under this Sublease, except to the extent that the provisions of this Sublease expressly survive the termination of this Sublease.
19.
Security Deposit. Simultaneously with the execution and delivery of this Sublease, Subtenant has deposited with Sublandlord the sum of $18,528.75, as security for the full and faithful performance of every provision of this Sublease to be performed by Subtenant (all or any part of such amount, the “Security Deposit”). If Subtenant shall default beyond any applicable grace or notice period in the payment or performance of any of Subtenant’s obligations under this Sublease, Sublandlord may use, apply or retain all or any part of this Security Deposit for the payment of any Base Rent or any other sum in default or for the payment of any other amount which Sublandlord may spend or become obligated to spend by reason of such default, or to compensate Sublandlord for any other loss, cost or damage which Sublandlord may suffer by reason thereof. Within five days after notice from Sublandlord to Subtenant of such use or application of any portion of the Security Deposit, Subtenant shall deposit with Sublandlord cash in an amount sufficient to restore the Security Deposit to the amount then required pursuant to the terms of this Section 19. Subtenant’s obligation to make such payment shall be deemed a requirement that Subtenant pay an item of additional rent, and Subtenant’s failure to do so shall be a breach of this Sublease. Sublandlord shall not, unless otherwise required by law, pay interest to Subtenant on the Security Deposit. Subtenant shall not assign or encumber any part of the Security Deposit, and no assignment or encumbrance by Subtenant of all of any part of the Security Deposit shall be binding upon Sublandlord, whether made prior to, during, or after the Term. Sublandlord shall not be required to exhaust its remedies against Subtenant or against the Security Deposit before having recourse to any other form of security held by Sublandlord and recourse by Sublandlord to any Security Deposit shall not affect any remedies of

Sublandlord which are provided in this Sublease or which are available to Sublandlord in law or in equity. If Subtenant shall fully and faithfully perform every covenant and provision of this Sublease to be performed and observed by Subtenant, the Security Deposit or any balance thereof shall be returned to Subtenant within thirty (30) days after the expiration or sooner termination (other than a termination resulting from a default by Subtenant under this Sublease) of the Term and Subtenant’s surrender to Sublandlord of the Premises in the condition required under this Sublease.
20.
Sublandlord’s FF&E. For no additional consideration, Sublandlord agrees to allow Subtenant to use the items of personal property described in Exhibit B to this Sublease (“Sublandlord’s FF&E”). Subtenant shall provide, at its expense, (a) insurance against loss or theft or damage to Sublandlord’s FF&E for the full replacement value thereof, and (b) commercial general liability and property insurance as required under the Lease, all in such form, and with insurance companies, as shall be satisfactory to Sublandlord. On or before the Commencement Date, and on each anniversary of the Commencement Date thereafter, Subtenant shall provide to Sublandlord a certificate of insurance confirming that the insurance required hereunder is in effect, naming Sublandlord as additional insured. Subtenant shall bear the entire risk of loss, theft, or destruction of or damage to any item of Sublandlord’s FF&E; no loss or damage shall relieve Subtenant of its obligations hereunder, including its obligation to pay Base Rent. Subtenant shall promptly notify Sublandlord of any loss of or damage to Sublandlord’s FF&E, and, at Subtenant’s expense, shall repair or replace any item of Sublandlord’s FF&E suffers such loss or damage. Sublandlord’s FF&E shall be and remain the personal property of Sublandlord subject to Subtenant’s use right and right to purchase under this Section; Subtenant shall have no right or interest in Sublandlord’s FF&E except as provided herein. Subtenant, at its expense, shall keep Sublandlord’s FF&E fee and clear from any liens or encumbrances of any kind and Subtenant hereby agrees to indemnify Sublandlord against and hold Sublandlord harmless from any and all losses, costs or expenses which are paid, suffered or incurred by Sublandlord as a result of the failure of Subtenant to do so. Subtenant shall give Sublandlord immediate written notice of any attachment or judicial process affecting Sublandlord’s FF&E or Sublandlord’s ownership thereof. Subtenant, at its expense, will keep Sublandlord’s FF&E in good condition and repair, subject to reasonable war and tear, condemnation, and casualty damage. All parts furnished in connection with such repair and maintenance shall immediately become components of Sublandlord’s FF&E and the property of Sublandlord. If requested by Sublandlord, Subtenant will label Sublandlord’s FF&E as the property of Sublandlord and shall allow Sublandlord to inspect Sublandlord’s FF&E on reasonable prior notice during regular business hours. Upon the expiration or early termination of the Term, Subtenant shall have the option to either (i) return the Sublandlord’s FF&E in good working order, normal wear and tear, condemnation, and casualty damage excepted, or (ii) purchase Sublandlord’s FF&E for the sum of One Dollar ($1.00). Subtenant shall provide written notice to Sublandlord no less than ninety (90) days prior expiration of this Sublease, notifying Sublandlord of its election hereunder.
21.
Miscellaneous.
(a)
This Sublease may not be modified, amended, extended, renewed, terminated or otherwise modified except by a written instrument signed by both of the parties hereto.
(b)
The provisions of this Sublease shall be governed and interpreted in accordance with the laws of the State of North Carolina.
(c)
Unless otherwise set forth herein, the obligations of Sublandlord under this Sublease shall not be binding upon Sublandlord named herein after the assignment or transfer of its interest in and to the Lease, and in the event of any such assignment or transfer, Sublandlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Sublandlord hereunder. Subtenant shall look solely to Sublandlord to enforce Sublandlord’s obligations hereunder and no partner, shareholder, director, officer, principal, employee or agent, directly and indirectly, of Sublandlord (collectively, the “Exculpated Parties”) shall be personally liable for the performance of Sublandlord’s obligations under this Sublease, and Subtenant shall not seek any damages or other legal or equitable remedy against any of the Exculpated Parties.

(d)
All understandings and agreements heretofore had between Sublandlord and Subtenant are merged in this Sublease, which alone fully and completely expresses their agreement with respect to the subject matter hereof. This Sublease has been executed and delivered after full investigation by each of the parties hereto, and neither party hereto has relied upon any statement, representation or warranty which is not specifically set forth in this Sublease.
(e)
For purposes of this Sublease: (i) whenever the words “include”, “includes”, or “including” are used, they shall be deemed to be followed by the words “without limitation, (ii) whenever the context may require, pronouns shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa, (iii) the word “or” is not exclusive and the word “including” is not limiting, (iv) references to a law include any rule or regulation issued under the law and any amendment to the law, rule or regulation, (v) references to a Section or Exhibit mean an Section or Exhibit contained in or attached to this Sublease (or Lease as otherwise indicated), and (vi) caption headings are for convenience and reference only and do not define, modify or describe the scope or intent of any of the terms of this Sublease.
(f)
This Sublease will be interpreted and enforced in accordance with its provisions and without the aid of any custom or rule of law requiring or suggesting construction against the party drafting or causing the drafting of the provisions in question.
(g)
This Sublease does not constitute an offer by Sublandlord to sublease the Premises to Subtenant, and Subtenant shall have no rights with respect to the subleasing of the Premises unless and until Sublandlord, in its sole and absolute discretion, elects to be bound hereby by executing and unconditionally delivering to Subtenant an original counterpart of this Sublease.
(h)
This Sublease may be executed in any number of counterparts, each of which shall, when executed, be deemed to be an original and all of which shall be deemed to be one and the same instrument. The parties agree to accept a digital image (including but not limited to an image in the form of a PDF, JPEG, GIF file, DocuSign, or other e-signature) of this Sublease, if applicable, reflecting the execution of one or both of the parties, as a true and correct original.

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IN WITNESS WHEREOF, this Sublease has been duly executed as of the day and year first above written.

SUBLANDLORD:
By:	CROWN CASTLE USA INC., a Pennsylvania corporation

	By:	/s/ Taryn Speakman
	Name:	Taryn Speakman
	Title:	Director of Corp. Facilities and WM

SUBTENANT:
By:	HERON THERAPEUTICS, INC.

	By:	/s/ Ira Duarte
	Name:	Ira Duarte
	Title:	Chief Financial Officer

EXHIBIT A

Lease

OFFICE LEASE

THIS OFFICE LEASE is executed this27th day of August, 2012 by and between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership doing business in North Carolina as Duke Realty of Indiana Limited Partnership ("Landlord"), and CROWN CASTLE USA, INC., a Pennsylvania corporation ("Tenant").

ARTICLE 1 • LEASE OF PREMISES

Section 1.0l. Basic Lease Provisions and Definitions.

(a)
Leased Premises (shown outlined on Exhibit A attached hereto): Suite 150 of the building (the "Building"), located at 100 Regency Forest Drive, Cary, North Carolina 27511, within Regency Forest (the "Park").
(b)
Rentable Area: approximately 6,195 rentable square feet. The Rentable Area includes the square footage within the Leased Premises plus a pro rata portion of the square footage of the common areas within the Building, as reasonably determined by Landlord.
(c)
Tenant's Proportionate Share: 5.98%.
(d)
[***]
(e)
[***]
(f)
Base Year: 2012.
(g)
Target Commencement Date: November 15. 2012.
(h)
Lease Term: Five (5) years and five (5) months.
(i)
Security Deposit: [***]
(j)
Broker(s): Duke Realty Services, LLC representing Landlord and Anthony & Co. representing Tenant.
(k)
Permitted Use: General office purposes.

(l)
Address for notices and payments are as follows:

Landlord:	Duke Realty Limited Partnership
c/o Duke Realty Corporation
	Aun.:	Raleigh Market - Vice President,
Asset Management & Customer Service 3005 Carrington Mill Road, Suite 100 Morrisville, North Carolina 27560

With a copy to:	Duke Realty Limited Partnership
c/o Duke Realty Corporation Attn: Raleigh Market Attorney 3715 Davinci Court, Suite 300 Peachtree Corners, Georgia 30092

With
Payments to:	Duke Realty Limited Partnership
75 Remittance Drive, Suite 3205
Chicago, Illinois 60675-3205

Tenant:	Crown Castle USA, Inc.
100 Regency Forest Drive, Suite 150 Cary, North Carolina 27511

(m)
Guarantor(s): None.

EXHIBITS

Exhibit A Exhibit B Exhibit C Exhibit D Exhibit E Exhibit F

-
Leased Premises
-
Tenant Improvements
-
Letter of Understanding
-
Intentionally Omitted
-
Rules and Regulations
-
Refusal Space

Section 1.02. Lease of Premises. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Leased Premises, under the terms and conditions herein, together with a non-exclusive right, in common with others, to use the following {collectively, the "Common Areas"): the areas of the Building and the underlying land and improvements thereto that are designed for use in common by all tenants of the Building and their respective employees,.agents, customers. invitees and others.

ARTICLE 2 - TERM AND POSSESSION

Section 2,0 I. Term, The Lease Tenn shall commence as of the date (the "Commencement Date") that Substantial Completion (as defined in Exhibit B hereto) of the Tenant Improvements (as defined in Section 2.02 below) occurs.

Section 2.02. Construction of Tenant Improvements. Landlord shall construct and install all leasehold improvements to the Leased Premises (collectively, the "Tenant Improvements") in accordance with Exhibit B attached hereto and made a part hereof.

Section 2.03. Surrender of the Leased Premises. Upon the expiration or earlier termination of this Lease, Tenant shall, at its sole cost and expense, immediately (a) surrender the Leased Premises to Landlord in broom-clean condition and in good order, condition and repair, (b) remove from the Leased Premises or where located (i) Tenant's Property (as defined in Section 8.01 below), (ii) all data and communications equipment, wiring and cabling (including above ceiling, below raised floors and behind walls), and (iii) any alterations required to be removed pursuant to Section 7.03 below, and (c) repair any damage caused by any such removal and restore the Leased Premises to the condition existing upon the Commencement Date, reasonable wear and tear excepted. All of Tenant's Property that is not removed within ten ( I0) days following Landlord's written demand therefor shall be conclusively deemed to have been abandoned and Landlord shall be entitled to dispose of such property at Tenant's cost without incurring any liability to Tenant. This Section 2.03 shall survive the expiration or any earlier termination of this Lease.

Section 2.04. Holding Over. If Tenant retains possession of the Leased Premises after the expiration or earlier termination of this Lease, Tenant shall be a tenant at sufferance at one hundred fifty percent ( 150%) of the Monthly Rental Installments and Annual Rental Adjustment (as hereinafter defined) for the Leased Premises in effect upon the date of such expiration or earlier termination, and otherwise upon the terms, covenants and conditions herein specified, so far as applicable. Acceptance by Landlord of rent after such expiration or earlier termination shall not result in a renewal of this Lease, nor shall such acceptance create a month-to-month tenancy. In the event a month-to-month tenancy is created by operation of law, either party shall have the right to terminate such month-to-month tenancy upon thirty (30) days' prior written notice to the other, whether or not said notice is given on the rent paying date. This Section 2.04 shall in no way constitute a consent by Landlord to any holding over by Tenant upon the expiration or earlier termination of this Lease, nor limit Landlord's remedies in such event.

ARTICLE 3 - RENT

Section 3.01. Base Rent. Tenant shall pay to Landlord the Minimum Annual Rent in the Monthly Rental Installments in advance, without demand, deduction or offset, on the Commencement Date and on or before the first day of each and every calendar month thereafter during the Lease Term. The Monthly Rental Installments for partial calendar months shall be prorated. Tenant shall be responsible for delivering the Monthly Rental Installments to the payment address set forth in Section !..&.!.LJ.} above in accordance with this Section 3.01.

Section 3.02. Annual Rental Adjustment Definitions.

(a)
"Annual Rental Adjustment" shall mean the amount of Tenant's Proportionate Share of Operating Expenses for a particular calendar year.
(b)
"Operating Expenses" shall mean the amount of all of Landlord's costs and expenses paid or incurred in operating, repairing, replacing and maintaining the Building and the Common Areas in good condition and repair for a particular calendar year (including all additional costs and expenses that Landlord reasonably determines that it would have paid or incurred during such year if the Building had been fully occupied; furthermore, if the Building's occupancy is deemed substantially full in any calendar year, al I costs and expenses paid or incurred during that year will be recoverable from the tenants of the Building), including by way of illustration and not limitation, the following: all Real Estate Taxes (as hereinafter defined), insurance premiums and deductibles; water, sewer, electrical and other utility charges other than the separately billed electrical and other charges paid by Tenant as provided in this Lease (or other tenants in the Building); service and other charges incurred in the repair, replacement, operation and maintenance of the elevators and the heating, ventilation and air-conditioning system; costs associated with providing fitness facilities, if any; cleaning and other janitorial services; tools and supplies; repair costs; landscape maintenance costs; security patrols; license, permit and inspection fees; management fees (which shall not exceed four percent (4%) of the gross rental receipts for the Building); administrative fees; supplies, costs, wages and related employee benefits payable for the management, maintenance and operation of the Building; maintenance, repair and replacement of the driveways, parking and sidewalk areas (including snow and ice removal), landscaped areas, and lighting; and maintenance and repair costs, dues, fees and assessments incurred under any covenants or charged by any owners association. The cost of any Operating Expenses that are capital in nature shall be amortized over the useful life of the improvement (as reasonably determined by Landlord), and only the amortized portion shall be included in Operating Expenses.
(c)
Operating Expenses Exclusions: Notwithstanding the foregoing, Operating Expenses shall exclude or have deducted therefrom, as the case may be:
(i)
Leasing commissions;
(ii)
The cost of tenant finish improvements provided solely for the benefit of other tenants or proposed tenants in the Building;
(iii)
Depreciation on the Building;
(iv)
The cost of services separately charged to and paid by another tenant in the Building;
(v)
Interest payments and financing costs associated with Building financing;
(vi)
Legal fees associated with the preparation, interpretation and/or enforcement of leases;
(vii)
Repairs and replacements for which and to the extent that Landlord has been reimbursed by insurance and/or paid pursuant to warranties.
(viii)
Advertising and promotional expenses;
(ix)
Costs representing amounts paid to an affiliate of Landlord for services or materials which are in excess of the amounts which would have been paid in the absence of such relationship; and
(x)
Repairs and replacements necessitated by the negligence of other tenants.
(d)
"Tenant's Proportionate Share of Operating Expenses" shall mean an amount equal to the remainder of (i) the product of Tenant's Proportionate Share times the Operating Expenses less (ii) Tenant's Proportionate Share times the Operating Expenses for the Base Year, provided that such amount shall not be less than zero.
(e)
"Real Estate Taxes" shall mean any form of real estate tax or assessment or service payments in lieu thereof, and any license fee, commercial rental tax, improvement bond or other similar charge or tax (other than inheritance, personal income or estate taxes) imposed upon the Building or Common Areas, or against Landlord's business of leasing the Building, by any authority having the power to so charge or tax, together with the reasonable costs and expenses of contesting the validity or amount of the Real Estate Taxes.

Section 3.03. Payment of Additional Rent.

(a)
Any amount required to be paid by Tenant hereunder (in addition to Minimum Annual Rent) and any charges or expenses incurred by Landlord on behalf of Tenant under the terms of this Lease shall be considered "Additional Rent" payable in the same manner and upon the same terms and conditions as the Minimum Annual Rent reserved hereunder, except as set forth herein to the contrary. Any failure on the part of Tenant to pay such Additional Rent when and as the same shall become due shall entitle Landlord to the remedies available to it for non-payment of Minimum Annual Rent.

(b)
In addition to the Minimum Annual rent specified in this Lease, commencing as of the sixth (6th) month of the Lease Term, Tenant shall pay to Landlord as Additional Rent for the Leased Premises, in each calendar year or partial calendar year during the Lease Term, an amount equal to the Annual Rental Adjustment for such calendar year. Landlord shall estimate the Annual Rental Adjustment annually, and written notice thereof shall be given to Tenant prior to the beginning of each calendar year. Tenant shall pay to Landlord each month, at the same time the Monthly Rental Installment is due, an amount equal to one-twelfth (I /12) of the estimated Annual Rental Adjustment. Tenant shall be responsible for delivering the Additional Rent to the payment address set forth in Section 1.0 I (I) above in accordance with this Section 3.03. If Operating Expenses increase during a calendar year, Landlord may increase the estimated Annual Rental Adjustment during such year by giving Tenant written notice to that effect, and thereafter Tenant shall pay to Landlord, in each of the remaining months of such year, an amount equal to the amount of such increase in the estimated Annual Rental Adjustment divided by the number of months remaining in such year. Within a reasonable time after the end of each calendar year, Landlord shall prepare and deliver to Tenant a statement showing the actual Annual Rental Adjustment. Within thirty (30) days after receipt of the aforementioned statement, Tenant shall pay to Landlord, or Landlord shall credit against the next rent payment or payments due from Tenant, as the case may be, the difference between the actual Annual Rental Adjustment for the preceding calendar year and the estimated amount paid by Tenant during such year. This Section 3.03 shall survive the expiration or any earlier termination of this Lease.

Section 3.04. Late Charges. Tenant acknowledges that Landlord shall incur certain additional unanticipated administrative and legal costs and expenses if Tenant fails to pay timely any payment required hereunder. Therefore, in addition to the other remedies available to Landlord hereunder, if any payment required to be paid by Tenant to Landlord hereunder shall become overdue, such unpaid amount shall bear interest from the due date thereof to the date of payment at the prime rate of interest, as reported in the Wall Street Journal (the "Prime Rate") plus six percent (6%) per annum; provided, however, such interest rate shall not be less than twelve percent (12%) per annum.

Section 3.05. Maximum increase in Operating Expenses. Notwithstanding anything in this Lease to the contrary, Tenant will be responsible for Tenant's Proportionate Share of Real Estate Taxes, insurance premiums, utilities, janitorial services, snow removal, landscaping, management fees, and charges assessed against the Building pursuant to any covenants or owner's association ("Uncontrollable Expenses"), without regard to the level of increase in any or all of the above in any year or other period of time. Tenant's obligation to pay all other Building Operating Expenses that are not Uncontrollable Expenses (herein "Controllable Expenses") shall be limited to an eight percent (8%) per annum increase over the amount the Controllable Expenses for the immediately preceding calendar year would have been had the Controllable Expenses increased at the rate of eight percent (8%) in all previous calendar years beginning with the actual Controllable Expenses for the year ending December 31, 2013.

Section 3.06. Tenant's Right to Audit.

(a)
Tenant shall have the right to inspect, at reasonable times and in a reasonable manner, during the sixty (60) day period following the delivery of Landlord's statement of the actual amount of the Annual Rental Adjustment (the "Inspection Period"), such of Landlord's books of account and records as pertain to and contain information concerning the Annual Rental Adjustment for the prior calendar year in order to verify the amounts thereof. Such inspection shall take place at Landlord's office upon at least fifteen (15) days prior written notice from Tenant to Landlord. Only Tenant or a certified public accountant that is not being compensated for its services on a contingency fee basis shall conduct such inspection. Tenant shall also agree to follow Landlord's reasonable procedures for auditing such books and records. Landlord and Tenant shall act reasonably in assessing the other party's calculation of the Annual Rental Adjustment. Tenant shall provide Landlord with a copy of its findings within thirty (30) days after completion of the audit. Tenant's failure to exercise its rights hereunder within the Inspection Period shall be deemed a waiver of its right to inspect or contest the method, accuracy or amount of such Annual Rental Adjustment.
(b)
If Landlord and Tenant agree that Landlord's calculation of the Annual Rental Adjustment for the inspected calendar year was incorrect, the parties shall enter into a written agreement confirming such undisputed error and then Landlord shall make a correcting payment in full to Tenant within thirty (30) days after the determination of the amount of such error or credit such amount against future Additional Rent if Tenant overpaid such amount, and Tenant shall pay Landlord within thirty (30) days after the determination of such error if Tenant underpaid such amount.

(c)
All of the information obtained through Tenant's inspection with respect to financial matters (including, without limitation, costs, expenses and income) and any other matters pertaining to Landlord, the Leased Premises, the Building and/or the Park as well as any compromise, settlement or adjustment reached between Landlord and Tenant relative to the results of the inspection shall be held in strict confidence by Tenant and its officers, agents, and employees; and Tenant shall cause its independent professionals to be similarly bound. The obligations within the preceding sentence shall survive the expiration or earlier termination of the Lease.

ARTICLE 4 - SECURITY DEPOSIT

Upon execution and delivery of this Lease by Tenant, Tenant shall deposit the Security Deposit with Landlord as security for the performance by Tenant of all of Tenant's obligations contained in this Lease. In the event of a default by Tenant, Landlord may apply all or any part of the Security Deposit to cure all or any part of such default; provided, however, that any such application by Landlord shall not be or be deemed to be an election of remedies by Landlord or considered or deemed to be liquidated damages. Tenant agrees promptly, upon demand, to deposit such additional sum with Landlord as may be required to maintain the full amount of the Security Deposit. All sums held by Landlord pursuant to this Article 4 shall be without interest and may be commingled by Landlord. Within thirty (30) days after the termination of the Lease, provided that there is then no uncured default or any repairs required to be made by Tenant pursuant to Section 2.03 above or Section 7.03 below, Landlord shall return the Security Deposit to Tenant.

ARTICLE 5 - OCCUPANCY AND USE

Section 5.0 I. Use. Tenant shall use the Leased Premises for the Permitted Use and for no other purpose without the prior written consent of Landlord.

Section 5.Q2. Covenants of Tenant Regarding Use.

(a)
Tenant shall (i) use and maintain the Leased Premises and conduct its business thereon in a safe, careful, reputable and lawful manner, (ii) comply with all covenants that encumber the Building and all laws, rules, regulations, orders, ordinances, di11ections and requirements of any governmental authority or agency, now in force or which may hereafter be in force, including, without limitation, those which shall impose upon Landlord or Tenant any duty with respect to or triggered by a change in the use or occupation of, or any improvement or alteration to, the Leased Premises, and (iii) comply with and obey all reasonable directions, rules and regulations of Landlord, including the Building Rules and Regulations attached hereto as Exhibit E and made a part hereof, as may be modified from time to time by Landlord on reasonable notice to Tenant.
(b)
Tenant shall not do or permit anything to be done in or about the Leased Premises that will in any way cause a nuisance, obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any of Landlord's directions, rules and regulations, but agrees that any enforcement thereof shall be done uniformly. Tenant shall not use the Leased Premises, nor allow the Leased Premises to be used, for any purpose or in any manner that would (i) invalidate any pol icy of insurance now or hereafter carried by Landlord on the Building, or (ii) increase the rate of premiums payable on any such insurance policy unless Tenant reimburses Landlord for any increase in premium charged.

Section 5.03. Landlord's Rights Regarding Use. Without limiting any of Landlord's rights specified elsewhere in this Lease (a) Landlord shall have the right at any time, without notice to Tenant, to control, change or otherwise alter the Common Areas in such manner as it deems necessary or proper; provided such alteration does not unreasonably interfere with Tenant's occupancy of or ability to conduct business in the Leased Premises, and (b) Landlord, its agents, employees and contractors and any mortgagee of the Building shall have the right to enter any part of the Leased Premises at reasonable times upon reasonable notice (except in the event of an emergency where no notice shall be required) for the purposes of examining or inspecting the same (including, without limitation, testing to confirm Tenant's compliance with this Lease), showing the same to prospective purchasers, mortgagees or tenants, and making such repairs, alterations or improvements to the Leased Premises or the Building as Landlord may deem necessary or desirable; provided such entry of the Leased Premises does not unreasonably interfere with Tenant's occupancy of or ability to conduct business in the Leased Premises.

ARTICLE 6 - UTILITIES AND OTHER BUILDING SERVICES

Section 6.0 I. Services to be Provided. Provided Tenant is not in default, Landlord shall furnish to Tenant, except as noted below, the following utilities and other services to the extent reasonably necessary for Tenant's use of the Leased Premises for the Permitted Use, or as may be required by law or directed by governmental authority:

(a)
Heating, ventilation and air-conditioning between the hours of 8:00 a.m. and 6:00 p.m. Monday through Friday and (upon forty-eight (48) hours prior request from Tenant) 9:00 a.m. to I :00 p.m. on Saturday of each week except on legal holidays;
(b)
Electrical current not to exceed four (4) watts per square foot;
(c)
Water in the Building for lavatory and drinking purposes;
(d)
Automatic elevator service;
(e)
Cleaning and janitorial service in the Leased Premises and Common Areas on Monday through Friday of each week except legal holidays; provided, however, Tenant shall be responsible for carpet cleaning other than routine vacuuming in the Leased Premises;
(f)
Washing of windows at intervals reasonably established by Landlord;
(g)
Replacement of all lamps, bulbs, starters and ballasts in Building standard lighting as required from time to time as a result of normal usage; and
(h)
Maintenance of the Common Areas, including the removal of rubbish, ice and snow.

Section 6.02. Additional Services.

(a)
If Tenant requests utilities or building services in addition to those identified above, or if Tenant uses any of the above utilities or services in frequency, scope, quality or quantity substantially greater than that which Landlord determines, in its reasonable discretion, is normally required by other tenants in the Building, then Landlord shall use reasonable efforts to attempt to furnish Tenant with such additional utilities or services. In the event Landlord is able to and does furnish such additional utilities or services, the costs thereof (which shall be deemed to mean the cost that Tenant would have incurred had Tenant contracted directly with the utility company or service provider) shall be borne by Tenant, who shall reimburse Landlord monthly for the same as Additional Rent. Landlord shall also have the right to submeter or separately meter the Leased Premises at Tenant's sole cost, and Tenant shall pay such utilities based on the submeter or separate meter.
(b)
If any lights, density of staff, machines or equipment used by Tenant in the Leased Premises materially affect the temperature otherwise maintained by the Building's air-conditioning system or generate substantially more heat in the Leased Premises than that which would normally be generated by other tenants in the Building or by tenants in comparable office buildings, then Landlord shall have the right to install any machinery or equipment that Landlord considers reasonably necessary in order to restore the temperature balance between the Leased Premises and the rest of the Building, including, without limitation, equipment that modifies the Building's air-conditioning system. All costs expended by Landlord to install any such machinery and equipment and any additional costs of operation and maintenance in connection therewith shall be borne by Tenant, who shall reimburse Landlord for the same as provided in this Section 6.02.

Section 6.03. Interruption of Services. Landlord shall use commercially reasonable effort to assure that utility and other services shall not be interrupted or terminated nor shall Tenant's tenancy be diminished or disrupted by lack of services. Nevertheless, Tenant acknowledges and agrees that any one or more of the utilities or other services identified in Sections 6.0 I or 6.02 or otherwise hereunder may be interrupted by reason of accident, emergency or other causes beyond Landlord's control, or may be discontinued or diminished temporarily by Landlord or other persons until certain repairs, alterations or improvements can be made. Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility or service and no such failure or interruption shall entitle Tenant to terminate this Lease or withhold sums due hereunder.

ARTICLE 7 - REPAffiS1 MAINTENANCE AND ALTERATIONS

Section 7.0 I. Repair and Maintenance of Building. Landlord shall promptly make all necessary repairs and replacements to the roof, exterior walls, exterior doors, windows, corridors and other Common Areas all in a good and workmanlike manner and in a manner consistent with similar buildings, and Landlord shall keep the Building in a clean and neat condition and use reasonable efforts to keep all equipment used in common with other tenants in good condition and repair. The cost of such repairs, replacements and maintenance shall be included in Operating Expenses to the extent provided in Section 3.02; provided however, to the extent any such repairs, replacements or maintenance are required because of the negligence, misuse or default of Tenant, its employees, agents, contractors, customers or invitees, Landlord shall make such repairs at Tenant's sole expense.

Section 7.02. Repair and Maintenance of Leased Premises. Landlord shall keep and maintain the Leased Premises in good condition and repair all in a good and workmanlike manner and in a manner consistent with similar buildings. The cost of such repairs and maintenance to the Leased Premises shall be included in Operating Expenses; provided however, to the extent any repairs or maintenance are required in the Leased Premises because of the negligence, misuse or default of Tenant, its employees, agents, contractors, customers or invitees or are made at the specific request of Tenant, Landlord shall make such repairs or perform such maintenance at Tenant's sole expense. Notwithstanding the above, Tenant shall be solely responsible for any repair or replacement with respect to Tenant's Property (as defined in Section 8.0 I below) located in the Leased Premises, the Building or the Common Areas.

Nothing in this Article 7 shall obligate Landlord or Tenant to repair normal wear and tear to any paint, wall covering or carpet in the Leased Premises.

Section 7.03. Alterations. Tenant shall not permit alterations in or to the Leased Premises unless and until Landlord has approved the plans therefor in writing. As a condition of such approval, Landlord may require Tenant to remove the alterations and restore the Leased Premises upon termination of this Lease; otherwise, all such alterations shall at Landlord's option become a part of the realty and the property of Land lord, and shall not be removed by Tenant. Tenant shall ensure that all alterations shall be made in accordance with all applicable laws, regulations and building codes, in a good and workmanlike manner and of quality equal to or better than the original construction of the Building. No person shall be entitled to any Lien derived through or under Tenant for any labor or material furnished to the Leased Premises, and nothing in this Lease shall be construed to constitute Landlord's consent to the creation of any lien. If any lien is filed against the Leased Premises for work claimed to have been done for or material claimed to have been furnished to Tenant, Tenant shall cause such lien to be discharged of record within thirty (30) days after filing. Tenant shall indemnify Landlord from all costs, losses, expenses and attorneys' fees in connection with any construction or alteration and any related lien. Tenant agrees that at Landlord's option, Duke Construction Limited Partnership or a subsidiary or affiliate of Landlord, who shall receive a fee as Landlord's construction manager or general contractor, shall perform all work on any a1terations to the Leased Premises.

Section 7.04. Critical Cooling. Notwithstanding anything to the contrary contained herein, Tenant shall be responsible for all non-base building costs related to critical cooling/additional cooling of the Leased Premises and non-base building fire suppression systems for the Leased Premises. Tenant shall have the right to operate the critical cooling system twenty-four (24) hours a day, seven (7) days a week. Tenant shall be solely responsible, at its cost and expense, for the maintenance, repair and replacement (if necessary) of the critical cooling system. Tenant shall operate and maintain the critical cooling system in accordance with all applicable federal, state and local laws and regulations. In no event shall any critical cooling exhaust into the building plenum. Tenant shall also be responsible for the actual cost incurred by Landlord for the electricity and the water, if applicable, to operate the critical cooling system. Upon expiration or earlier termination of the Lease, Tenant shall remove the critical cooling system and repair any and all damage to the Leased Premises and/or the Building caused by such removal.

ARTICLE 8 - INDEMNITY AND INSURANCE

Section 8.0 I. Release. All of Tenant's trade fixtures, merchandise, inventory, special fire protection equipment, telecommunication and computer equipment, supplemental air conditioning equipment, kitchen equipment and all other personal property in or about the Leased Premises, the Building or the Common Areas, which is deemed to include the trade fixtures, merchandise, inventory and personal property of others located in or about the Leased Premises or Common Areas at the invitation, direction or acquiescence (express or implied) of Tenant (all of which property shall be referred to herein, collectively, as "Tenant's Property"), shall be and remain at Tenant's sole risk.

Landlord shall not be liable to Tenant or to any other person for, and Tenant hereby releases Landlord (and its affiliates, property managers and mortgagees) from (a) any and all liability for theft or damage to Tenant's Property, and (b) any and all liability for any injury to Tenant or its employees, agents, contractors, guests and invitees in or about the Leased Premises, the Building or the Common Areas, except to the extent of personal injury caused by the negligence or willful misconduct of Landlord, its agents, employees or contractors. Nothing contained in this Section 8.01 shall limit (or be deemed to limit) the waivers contained in Section 8.06 below. In the event of any conflict between the provisions of Section 8.06 below and this Section 8.0 I, the provisions of Section 8.06 shall prevail. This Section 8.01 shall survive the expiration or earlier termination of this Lease.

Section 8.02. Indemnification by Tenant. Tenant shall protect, defend, indemnify and hold Landlord, its agents, employees and contractors of all tiers harmless from and against any and all claims, damages, demands, penalties, costs, liabilities, losses, and expenses (including reasonable attorneys' fees and expenses at the trial and appellate levels) to the extent (a) arising out of or relating to any act, omission, negligence, or willful misconduct of Tenant or Tenant's agents, employees, contractors, customers or invitees in or about the Leased Premises, the Building or the Common Areas, (b) arising out of or relating to any of Tenant's Property, or (c) arising out of any other act or occurrence within the Leased Premises, in all such cases except to the extent of personal injury caused by the negligence or willful misconduct of Landlord, its agents, employees or contractors. Nothing contained in this Section 8.02 shall limit (or be deemed to limit) the waivers contained in Section 8.06 below. In the event of any conflict between the provisions of Section 8.06 below and this Section 8.02, the provisions of Section 8.06 shall prevail. This Section 8.02 shall survive the expiration or earlier termination of this Lease.

Section 8.03. Indemnification by Landlord. Landlord shall protect, defend; indemnify and hold Tenant, its agents, employees and contractors of all tiers harmless from and against any and all claims, damages, demands, penalties, costs, liabilities, losses and expenses (including reasonable attorneys' fees and expenses at the trial and appellate levels} to the extent arising out of or relating to any act, omission, negligence or willful misconduct of Landlord or Landlord's agents, employees or contractors. Nothing contained in this Section 8.03 shall limit (or be deemed to limit) the waivers contained in Section 8.06 below. In the event of any conflict between the provisions of Section 8.06 below and this Section 8.03, the provisions of Section 8.06 shall prevail. This Section 8.03 shall survive the expiration or earlier termination of this Lease.

Section 8.04. Tenant's Insurance.

(a)
During the Lease Term (and any period of early entry or occupancy or holding over by Tenant, if applicable), Tenant shall maintain the following types of insurance, in the amounts specified below:
(i)
Liability Insurance. Commercial General Liability Insurance, ISO Fonn CG 00 01, or its equivalent, covering Tenant's use of the Leased Premises against claims for bodily injury or death or property damage, which insurance shall be primary and non-contributory and shall provide coverage on an occurrence basis with a per occurrence limit of not less than $4,000,000 for each policy year, which limit may be satisfied by any combination of primary and excess or umbrella per occurrence policies.
(ii)
Property Insurance. Special Fonn Insurance in the amount of the full replacement cost of Tenant's Property (including, without limitation, alterations or additions performed by Tenant pursuant hereto, but excluding those improvements, if any, made pursuant to Section 2.02 above), which insurance shall waive coinsurance limitations.
(iii)
Worker's Compensation Insurance. Worker's Compensation insurance in amounts required by applicable law; provided, if there is no statutory requirement for Tenant, Tenant shall still obtain Worker's Compensation insurance coverage.
(iv)
Business Interruption Insurance. Business Interruption Insurance with limits not less than an amount equal to two (2) years rent hereunder.
(v)
Automobile Insurance. Comprehensive Automobile Liability Insurance insuring bodily injury and property damage arising from all owned, non-owned and hired vehicles, if any, with minimum limits of liability of$1,000,000 combined single limit, per accident.
(b)
All insurance required to be carried by Tenant hereunder shall be issued by one or more insurance companies reasonably acceptable to Landlord, licensed to do business in the State in which the Leased Premises is located and having an AM Best's rating of A IX or better. Said insurance shall not be canceled or permitted to lapse until Tenant shall have given Landlord not less than thirty (30) days' prior written notice. In addition, Tenant shall name Landlord, Landlord's managing agent, and any mortgagee requested by Landlord, as additional insureds under its commercial general liability, excess and umbrella policies (but only to the extent of the limits required hereunder). On or before the Commencement Date (or the date of any earlier entry or occupancy by Tenant), and thereafter, within ten ( I 0) days prior to the expiration of each such policy, Tenant shall furnish Landlord with certificates of insurance in the form of ACORD 25 (or other evidence of insurance reasonably acceptable to Landlord), evidencing all required coverages, and that, such insurance is primary and non-contributory. Upon Tenant's receipt of a request from Landlord, Tenant shall provide Landlord with copies of all insurance policies, including all endorsements, evidencing the coverages required hereunder. If Tenant fails to carry such insurance and furnish Landlord with such certificates of insurance or copies of insurance policies (if applicable), Landlord may obtain such insurance on Tenant's behalf and Tenant shall reimburse Landlord upon demand for the cost thereof as Additional Rent. Landlord reserves the right from time to time to require Tenant to obtain higher minimum amounts or different types of insurance if it becomes customary for other landlords of similar buildings in the area to require similar sized tenants in similar industries to carry insurance of such higher minimum amounts or of such different types.

Section 8.05. Landlord's Insurance. During the Lease Tenn, Landlord shall maintain the following types of insurance, in the amounts specified below (the cost of which shall be included in Operating Expenses):

(a)
Liability Insurance. Commercial General Liability Insurance, ISO Form CG 00 01, or its equivalent, covering the Common Areas against claims for bodily injury or death and property damage, which insurance shall be primary and non-contributory and shall provide coverage on an occurrence basis with a per occurrence limit of not less than $4,000,000 for each policy year, which limit may be satisfied by any combination of primary and excess or umbrella per occurrence policies.

(b)
Property Insurance. Special Form Insurance in the amount of the full replacement cost of the Building, including, without limitation, any improvements, if any, made pursuant to Section 2.02 above, but excluding Tenant's Property and any other items required to be insured by Tenant pursuant to Section 8.04 above.

Section 8.06. Waiver of Subrogation. Notwithstanding anything contained in this Lease to the contrary, Landlord (and its affiliates, property managers and mortgagees) and Tenant (and its affiliates) hereby waive any rights each may have against the other on account of any loss of or damage to their respective property, the Leased Premises, its contents, or other portions of the Building or Common Areas arising from any risk which is required to be insured against by Sections 8.04(a)(ii), 8.04(a)(iii), and 8.05(b) above. The special form property insurance policies and worker's compensation insurance policies maintained by Landlord and Tenant as provided in this Lease shall include an endorsement containing an express waiver of any rights of subrogation by the insurance company against Landlord and Tenant, as applicable.

ARTICLE 9 - CASUALTY

In the event of total or partial destruction of the Building or the Leased Premises by fire or other casualty, Landlord agrees promptly to restore and repair same to a condition that is equivalent to or better than the condition prior to said destruction. Rent shall proportionately abate during the time that the Leased Premises or part thereof are unusable because of any such damage. Notwithstanding the foregoing, if the Leased Premises are so destroyed that they cannot be repaired or rebuilt within one hundred eighty (180) days from the casualty date, then Landlord shall give written notice to Tenant of such determination (the "Casualty Notice") within thirty (30) days of such casualty and either Landlord or Tenant may terminate this Lease effective as of the date of such casualty by giving written notice to the other party within thirty (30) days after Tenant's receipt of the Casualty Notice. If the Leased Premises are destroyed by a casualty that is not covered by the insurance required hereunder or, if covered, such insurance proceeds are not released by any mortgagee entitled thereto or are insufficient to rebuild the Building and the Leased Premises; then; Landlord may, upon thirty (30) days written notice to Tenant terminate this Lease with respect to matters thereafter accruing. Tenant waives any right under applicable laws inconsistent with the terms of this paragraph and in the event of a destruction agrees to accept any offer by Landlord to provide Tenant with comparable space within the project in which the Leased Premises are located on the same terms as this Lease..

ARTICLE_ 10 - EMINENT DOMAIN

If all or any substantial part of the Leased Premises, the Building or Common Areas shall be acquired by the exercise of eminent domain so that the Leased Premises shall become impractical for Tenant to use for the Permitted Use, either, Landlord or Tenant may terminate this Lease by giving written notice to the other party on or before the date possession thereof is so taken. All damages awarded shall belong to Landlord; provided, however, that Tenant may pursue a claim for its damages.

ARTICLE 11 - ASSIGNMENT AND SUBLEASE

Section 11.0 I. Assignment and Sublease.

(a)
Tenant shall not assign this Lease or sublet the Leased Premises in whole or in part without Landlord's prior written consent. In the event of any permitted assignment or subletting, Tenant shall remain primarily liable hereunder, and any extension, expansion, rights of first offer, rights of first refusal or other options granted to Tenant under this Lease shall be rendered void and of no further force or effect. The acceptance of rent from any other person shall not be deemed to be a waiver of any of the provisions of this Lease or to be a consent to the assignment of this Lease or the subletting of the Leased Premises. Any assignment or sublease consented to by Landlord shall not relieve Tenant (or its assignee) from obtaining Landlord's consent to any subsequent assignment or sublease.
(b)
By way of example and not limitation, Landlord shall be deemed to have reasonably withheld consent to a proposed assignment or sublease if in Landlord's opinion (i) the Leased Premises are or may be in any way adversely affected; (ii) the business reputation of the proposed assignee or subtenant is unacceptable; (iii) the financial worth of the proposed assignee or subtenant is insufficient to meet the obligations hereunder, or (iv} the prospective assignee or subtenant is a current tenant at the Park or is a bona-fide third-party prospective tenant. Landlord further expressly reserves the right to refuse to give its consent to any subletting if the proposed rent is publicly advertised to be less than the then current rent for similar premises in the Building. [f Landlord refuses to give its consent to any proposed assignment or subletting, Landlord may, at its option, within thirty (30) days after receiving a request to consent, terminate this Lease by giving Tenant thirty (30) days prior written notice of such termination, whereupon each party shall be released from all further obligations and liability hereunder, except those which expressly survive the termination of this Lease. Notwithstanding the foregoing, in the event Landlord elects to terminate this Lease pursuant to the immediately preceding sentence, Tenant shall have the right to withdraw its assignment or sublet request within ten (10) days after receipt of Landlord's termination notice, whereupon Landlord's termination shall be ineffective and this Lease shall continue in full force and effect.
(c)
If Tenant shall make any assignment or sublease, with Landlord's consent, for a rental in excess of the rent payable under this Lease, Tenant shall pay to Landlord fifty percent (50%) of any such excess rental upon receipt. Tenant agrees to pay Landlord $500.00 upon demand by Landlord for reasonable accounting and attorneys' fees incurred in conjunction with the processing and documentation of any requested assignment, subletting or any other hypothecation of this Lease or Tenant's interest in and to the Leased Premises as consideration for Landlord's consent.

Section 11.02. Permitted Transfer. Notwithstanding anything to the contrary contained in Section 1 l.0 I above, Tenant shall have the right, without Landlord's consent, but upon ten ( I 0) days prior notice to Landlord, to (a) sublet all or part of the Leased Premises to any related corporation or other entity which controls Tenant, is controlled by Tenant or is under common control with Tenant; (b) assign all or any part of this Lease to any related corporation or other entity which controls Tenant, is controlled by Tenant, or is under common control with Tenant, or to a successor entity into which or with which Tenant is merged or consolidated or which acquires substantially all of Tenant's assets or property; or (c) effectuate any public offering of Tenant's stock on the New York Stock Exchange or in the NASDAQ over the counter market; provided that in the event of a transfer pursuant to clause (b), the tangible net worth after any such transaction is not less than the tangible net worth of Tenant as of the date hereof and provided further that such successor entity assumes all of the obligations and liabilities of Tenant (any such entity hereinafter referred to as a "Permitted Transferee"). For the purpose of this Article 11 (i) "control" shall mean ownership of not less than fifty percent (50%) of all voting stock or legal and equitable interest in such corporation or entity, and (ii) "tangible net worth" shall mean the excess of the value of tangible assets (i.e. assets excluding those which are intangible such as goodwill, patents and trademarks) over liabilities. Any such transfer shall not relieve Tenant of its obligations under this Lease. Nothing in this paragraph is intended to nor shall permit Tenant to transfer its interest under this Lease as part of a fraud or subterfuge to intentionally avoid its obligations under this Lease (for example, transferring its interest to a shell corporation that subsequently files a bankruptcy), and any such transfer shall constitute a Default hereunder. Any change in control of Tenant resulting from a merger, consolidation, or a transfer of partnership or membership interests, a stock transfer, or any sale of substantially all of the assets of Tenant that do not meet the requirements of this Section I 1.02 shall be deemed an assignment or transfer that requires Landlord's prior written consent pursuant to Section 11.01 above.

ARTICLE 12 - TRANSFERS BY LANDLORD

Section 12.01. Sale of the Building. Landlord shall have the right to sell the Building at any time during the Lease Term, subject only to the rights of Tenant hereunder; and such sale shall operate to release Landlord from liability hereunder after the date of such conveyance.

Section 12.02. Estoppel Certificate. Within ten (10) days following receipt of a written request from Landlord, Tenant shall execute and deliver to Landlord, without cost to Landlord, an estoppel certificate in such form as Landlord may reasonably request certifying (a) that this Lease is in full force and effect and unmodified or stating the nature of any modification, (b) the date to which rent has been paid, (c) that there are not, to Tenant's knowledge, any uncured defaults or specifying such defaults if any are claimed, and (d) any other matters or state of facts reasonably required respecting the Lease. Such estoppel may be relied upon by Landlord and by any purchaser or mortgagee of the Building.

Section 12.03. Subordination. This Lease is and shall be expressly subject and subordinate at all times to the lien of any present or future mortgage or deed of trust encumbering fee title to the Leased Premises. If any such mortgage or deed of trust be foreclosed, upon request of the mortgagee or beneficiary ("Landlord's Mortgagee"), as the case may be, Tenant will attorn to the purchaser at the foreclosure sale. The foregoing provisions are declared to be self-operative and no further instruments shall be required to effect such subordination and/or attornment; provided, however, that subordination of this Lease to any present or future mortgage or trust deed shall be conditioned upon the mortgagee, beneficiary, or purchaser at foreclosure, as the case may be agreeing that Tenant's occupancy of the Leased Premises and other rights under this Lease shall not be disturbed by reason of the foreclosure of such mortgage or trust deed, as the case may be, so long as Tenant is not in default under this Lease. Within ten (10) days following receipt of a written request from Landlord, Tenant shall execute and deliver to Landlord, without cost, any commercially reasonable instrument that is reasonably necessary to confirm the subordination of this Lease.

ARTICLE 13 - DEFAULT AND REMEDY

Section 13.0 I. Default. The occurrence of any of the following shall be a "Default":

(a)
Tenant fails to pay any Monthly Rental Installments or Additional Rent within five (5) days after the same is due. Notwithstanding the foregoing, Tenant shall be allowed one (I) written courtesy notice of a failure to pay Rent on time, and Tenant shall have an additional five (5) days to make such payment before such failure shall be deemed a Default by Tenant, provided, however, that Landlord shall not be required to provide Tenant with written notice more than one time in any twelve (12) month period.
(b)
Tenant fails to perform or observe any other term, condition, covenant or obligation required under this Lease for a period of thirty (30) days after written notice thereof from Landlord; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required to cure, then such default shall be deemed to have been cured if Tenant commences such performance within said thirty (30) day period and thereafter diligently completes the required action within a reasonable time.
(c)
Tenant shall vacate or abandon the Leased Premises, or fail to occupy the Leased Premises or any substantial portion thereof for a period of thirty (30) days. Notwithstanding the foregoing, Tenant shall have the right to vacate or abandon the Leased Premise during the Lease Term, and shall not be considered in default, as long as (i) Tenant is not otherwise in default hereunder; (ii) Tenant continues to pay rent through the end of the term of the Leased Premises as defined in Section 3.01 of this Lease Agreement, (iii) Tenant adequately secures the Leased Premises to prevent damage, destruction or vandalism to the Leased Premises (iv) Tenant continues such utilities to the Leased Premises as will prevent any damage to the Leased Premises; (v) Tenant continues to provide insurance for the Leased Premises and Tenant pays any increased premium resulting from a lack of a tenant in the Leased Premises. Therefore, except for physically occupying the Leased Premises, Tenant shall otherwise comply with all its obligations under the Lease, including but not limited to the obligation to pay all rental due hereunder.
(d)
Tenant shall assign or sublet all or a portion of the Leased Premises in contravention of the provisions of Article 11 of this Lease.
(e)
All or substantially all of Tenant's assets in the Leased Premises or Tenant's interest in this Lease are attached or levied under execution (and Tenant does not discharge the same within sixty (60) days thereafter); a petition in bankruptcy, insolvency or for reorganization or arrangement is filed by or against Tenant (and Tenant fails to secure a stay or discharge thereof within sixty (60) days thereafter); Tenant is insolvent and unable to pay its debts as they become due; Tenant makes a general assignment for the benefit of creditors; Tenant takes the benefit of any insolvency action or law; the appointment of a receiver or trustee in bankruptcy for Tenant or its assets if such receivership has not been vacated or set aside within thirty (30) days thereafter; or, dissolution or other termination of Tenant's corporate charter if Tenant is a corporation.

In addition to the defaults described above, the parties agree that if Tenant receives written notice of a violation of the performance of any (but not necessarily the same) term or condition of this Lease three (3) or more times during any twelve ( I 2) month period, regardless of whether such violations are ultimately cured, then such conduct shall, at Landlord's option, represent a separate Default.

Section I3.02. Remedies. Upon the occurrence of any Default, Landlord shall have the following rights and remedies, in addition to those stated elsewhere in this Lease and those allowed by law or in equity, any one or more of which may be exercised without further notice to Tenant:

(a)
Landlord may re-enter the Leased Premises and cure any Default of Tenant, and Tenant shall reimburse Landlord as Additional Rent for any costs and expenses that Landlord thereby incurs; and Landlord shall not be liable to Tenant for any loss or damage that Tenant may sustain by reason of Landlord's action.
(b)
Landlord may terminate this Lease by giving Tenant notice of termination, in which event this Lease shall expire and terminate on the date specified in such notice of termination and all rights of Tenant under this Lease and in and to the Leased Premises shall terminate. Tenant shall remain liable for all obligations under this Lease arising up to the date of such termination, and Tenant shall surrender the Leased Premises to Landlord on the date specified in such notice. Furthermore, Tenant shall be liable to Landlord for the unamortized balance of any leasehold improvement allowance and brokerage fees paid in connection with the Lease.
(c)
Without terminating this Lease, Landlord may terminate Tenant's right to possession of the Leased Premises, and thereafter, neither Tenant nor any person claiming under or through Tenant shall be entitled to possession of the Leased Premises. In such event, Tenant shall immediately surrender the Leased Premises to Landlord, and Landlord may re-enter the Leased Premises and dispossess Tenant and any other occupants of the Leased Premises by any lawful means and may remove their effects, without prejudice to any other remedy that Landlord may have. Upon termination of possession, Landlord may re-let all or any part thereof as the agent of Tenant for a term different from that which would otherwise have constituted the balance of the Lease Term and for reasonable rent and on terms and conditions reasonably different from those contained herein, whereupon Tenant shall be immediately obligated to pay to Landlord an amount equal to (i) the difference between the rent provided for herein and that provided for in any lease covering a subsequent re-letting of the Leased Premises, for the period which would otherwise have constituted the balance of the Lease Term had this Lease not been terminated (said period being referred to herein as the "Remaining Tenn"), (ii) the reasonable costs of recovering possession of the Leased Premises and all other expenses, loss or damage incurred by Landlord by reason of Tenant's Default ("Default Damages"), which shall include, without limitation, expenses of preparing the Leased Premises for re-letting, demolition, repairs, tenant finish improvements, brokers' commissions and attorneys' fees, and (iii) all unpaid Minimum Annual Rent and Additional Rent that accrued prior to the date of termination of possession, plus any interest and late fees due hereunder (the "Prior Obligations"). Neither the filing of any dispossessory proceeding nor an eviction of personalty in the Leased Premises shall be deemed to terminate the Lease.
(d)
Landlord may terminate this Lease and recover from Tenant all damages Landlord may incur by reason of Tenant's default, including, without limitation, an amount which, at the date of such termination is equal to the sum of the following: (i) the value of the excess, if any, discounted at the prime rate of interest (as reported in the Wall Street Journal}, of(A) the Minimum Annual Rent, Additional Rent and all other sums that would have been payable hereunder by Tenant for the Remaining Term, less (8) the aggregate reasonable rental value of the Leased Premises for the Remaining Term, as determined by a real estate broker licensed in the State of North Carolina who has at least ten {I 0) years of experience, (ii) all of Landlord's Default Damages, and (iii) all Prior Obligations. Land lord and Tenant acknowledge and agree that the payment of the amount set forth in clause (i) above shall not be deemed a penalty, but shal I merely constitute payment of liquidated damages, it being understood that actual damages to Landlord are extremely difficult, if not impossible, to ascertain. It is expressly agreed and understood that all of Tenant's liabilities and obligations set forth in this subsection (d) shall survive termination.
(e)
With or without terminating this Lease, declare immediately due and payable the sum of the following: (i) the present value (discounted at the prime rate of interest, as reported in the Wall Street Journal) of all Minimum Annual Rent and Additional Rent due and coming due under this Lease for the entire Remaining Term (as if by the terms of this Lease they were payable in advance), (ii) all Default Damages, and (iii) all Prior Obligations, whereupon Tenant shall be obligated to pay the same to Landlord; provided, however, that such payment shall not be deemed a penalty or liquidated damages, but shall merely constitute payment in advance of all Minimum Annual Rent and Additional Rent payable hereunder throughout the Remaining Term, and provided further, however, that upon Landlord receiving such payment, Tenant shall be entitled to receive from Landlord all rents received by Landlord from other assignees, tenants and subtenants on account of said Leased Premises during the Remaining Term (but only to the extent that the monies to which Tenant shall so become entitled do not exceed the entire amount actually paid by Tenant to Landlord pursuant to this subsection (e)), less all Default Damages of Landlord incurred but not yet reimbursed by Tenant.
(t)
Land lord may sue for injunctive relief or to recover damages for any loss resulting from the Default.
(g)
In no event shall Tenant be liable to Landlord for any consequential or punitive damages, except in the event Tenant is holding over in the Leased Premises as set forth in Section 2.04.

Section 13.03. Landlord's Default and Tenant's Remedies. Landlord shall be in default if it fails to perform any term, condition, covenant or obligation required under this Lease for a period of thirty (30) days after written notice thereof from Tenant to Landlord; provided, however, that if the term, condition, covenant or obligation to be performed by Landlord is such that it cannot reasonably be performed within thirty (30) days, such default shall be deemed to have been cured if Landlord commences such performance within said thirty-day period and thereafter diligently undertakes to complete the same. Upon the occurrence of any such default, Tenant may sue for injunctive relief or to recover damages for any loss directly resulting from the breach, but Tenant shall not be entitled to terminate this Lease or withhold, offset or abate any sums due hereunder. In no event, however, shall Landlord be liable to Tenant for any consequential or punitive damages. Notwithstanding the foregoing, if any essential services (such as HY AC service, electricity, water) supplied by Landlord to the Leased Premises are interrupted, then Tenant shall notify Landlord of such interruption, and Landlord shall use its best efforts to restore such services to the Leased Premises as soon as possible.

Section 13.04. Limitation of Landlord's Liability. If Landlord shall fail to perform any term, condition, covenant or obligation required to be performed by it under this Lease and if Tenant shall, as a consequence thereof, recover a money judgment against Landlord, Tenant agrees that it shall look solely to Landlord's right, title and interest in and to the Building for the collection of such judgment; and Tenant further agrees that no other assets of Landlord shall be subject to levy, execution or other process for the satisfaction of Tenant's judgment.

Section 13.05. Nonwaiver of Defaults. Neither party's failure or delay in exercising any of its rights or remedies or other provisions of this Lease shall constitute a waiver thereof or affect its right thereafter to exercise or enforce such right or remedy or other provision. No waiver of any default shall be deemed to be a waiver of any other default. Landlord's receipt of less than the full rent due shall not be construed to be other than a payment on account of rent then due, nor shall any statement on Tenant's check or any letter accompanying Tenant's check be deemed an accord and satisfaction. No act or omission by Landlord or its employees or agents during the Lease Term shall be deemed an acceptance of a surrender of the Leased Premises, and no agreement to accept such a surrender shall be valid unless in writing and signed by Landlord.

Section 13.06. Attorneys' Fees. If either party defaults in the performance or observance of any of the terms, conditions, covenants or obligations contained in this Lease and the non-defaulting party obtains a judgment against the defaulting party, then the defaulting party agrees to reimburse the non defaulting party for reasonable attorneys fees incurred in connection therewith. In addition, if a monetary Default shall occur and Landlord engages outside counsel to exercise its remedies hereunder, and then Tenant cures such monetary Default, Tenant shall pay to Landlord, on demand, all expenses incurred by Landlord as a result thereof, including reasonable attorneys' fees, court costs and expenses actually incurred.

ARTICLE 14 - LANDLORD'S RIGHT TO RELOCATE TENANT

Landlord shall have the right upon at least ninety (90) days' prior written notice to Tenant to relocate Tenant and to substitute for the Leased Premises other space ("Relocation Space") in the Building containing at least as much square footage as the Leased Premises, with similar amount of exterior glass and similar layout, and provided the minimum annual rent and operating expenses for the Relocation Space shall not exceed the Minimum Annual Rent and Operating Expenses due hereunder with respect to the Leased Premises, and provided the Relocation Space is ready for occupancy at the time of such relocation. Landlord shall improve such Relocation Space, at its expense, with improvements at least equal in quantity and quality to those in the Leased Premises. Any relocation of Tenant shall occur over a weekend. Landlord shall reimburse Tenant for all reasonable third party expenses incurred in connection with, and caused by, such relocation, including telephone installation, moving of equipment and furniture, and printing of stationery and change of address announcements with Tenant's new address in an amount not to exceed Ten Thousand and 00/100 Dollars ($10,000.00). Such costs shall be reimbursed by Landlord within thirty (30) days of Landlord's receipt from Tenant of original invoices or receipts for such costs marked "paid in foll". ln no event shall Landlord be liable to Tenant for any consequential damages as a result of any s11Jch relocation, including, but not limited to, loss of business income or opportunity.

ARTICLE 15 - TENANT'S RESPONSIBILITY REGARDING

ENVIRONMENTAL LAWS AND HAZARDOUS SUBSTANCES

Section 15.0 I. Environmental Definitions.

(a)
"Environmental Laws" shall mean all present or future federal, state and municipal laws, ordinances, rules and regulations applicable to the environmental and ecological condition of the Leased Premises, and the rules and regulations of the Federal Environmental Protection Agency and any other federal, state or municipal agency or governmental board or entity having jurisdiction over the Leased Premises.
(b)
"Hazardous Substances" shall mean those substances included within the definitions of "hazardous substances," "hazardous materials," "toxic substances" "solid waste11 or 11infectious waste" under Environmental Laws and petroleum products.

Section 15.02. Restrictions on Tenant Tenant shall not cause or permit the use, generation, release, manufacture, refining, production, processing, storage or disposal of any Hazardous Substances on, under or about the Leased Premises, or the transportation to or from the Leased Premises of any Hazardous Substances, except as necessary and appropriate for its Permitted Use in which case the use, storage or disposal of such Hazardous Substances shall be performed in compliance with the Environmental Laws and the highest standards prevailing in the industry.

Section 15.03. Notices, Affidavits. Etc. Tenant shall immediately (a) notify Landlord of (i) any violation by Tenant, its employees, agents, representatives, customers, invitees or contractors of any Environmental Laws on, under or about the Leased Premises, or (ii) the presence or suspected presence of any Hazardous Substances on, under or about the Leased Premises, and (b) deliver to Landlord any notice received by Tenant relating to (a)(i) and (a)(ii) above from any source. Tenant shall execute affidavits, representations and the like within five (S) days of Landlord's request therefor concerning Tenant's best knowledge and belief regarding the presence of any Hazardous Substances on, under or about the Leased Premises.

Section 15.04. Tenant's Indemnification. Tenant shall indemnify Landlord and Landlord's managing agent from any and all claims, losses, liabilities, costs, expenses and damages, including attorneys' fees, costs of testing and remediation costs, incurred by Landlord in connection with any breach by Tenant of its obligations under this Article 15. The covenants and obligations under this Article 15 shall survive the expiration or earlier termination of this Lease.

Section 15.05. Existing Conditions. Notwithstanding anything contained in this Article 15 to the contrary, Tenant shall not have any liability to Landlord under this Article JS resulting from any conditions existing, or events occurring, or any Hazardous Substances existing or generated, at, in, on, under or in connection with the Leased Premises prior to the Commencement Date of this Lease (or any earlier occupancy of the Leased Premises by Tenant) except to the extent Tenant exacerbates the same.

ARTICLE 16 - MISCELLANEOUS

Section 16.0 I. Benefit of Landlord and Tenant. This Lease shall inure to the benefit of and be binding upon Landlord and Tenant and their respective successors and assigns.

Section 16.02. Governing Law. This Lease shall be governed in accordance with the laws of the State where die Building is located.

Section 16.03. Force Majeure. Landlord and Tenant (except with respect to the payment of any monetary obligation) shall be excused for the period of any delay in the performance of any obligation hereunder when such delay is occasioned by causes beyond its control, including but not limited to work stoppages, boycotts, slowdowns or strikes; shortages of materials, equipment, labor or energy; unusual weather conditions; or acts or omissions of governmental or political bodies.

Section 16.04. Examination of Lease. Submission of this instrument by Landlord to Tenant for examination or signature does not constitute an offer by Landlord to lease the Leased Premises. This Lease shall become effective, if at all, only upon the execution by and delivery to both Landlord and Tenant. Execution and delivery of this Lease by Tenant to Landlord constitutes an offer to lease the Leased Premises on the terms contained herein. The offer by Tenant will be irrevocable until 6:00 p.m. EST, fifteen (15) days after the date Landlord receives the Lease executed by Tenant.

Section 16.05. Indemnification for Leasing Commissions. The parties hereby represent and warrant that the only real estate brokers involved in the negotiation and execution of this Lease are the Brokers and that no other party is entitled, as a result of the actions of the respective party, to a commission or other fee resulting from the execution of this Lease. Each party shall indemnify the other from any and all liability for the breach of this representation and warranty on its part and shall pay any compensation to any other broker or person who may be entitled thereto. Landlord shall pay any commissions due Brokers based on this Lease pursuant to separate agreements between Landlord and Brokers.

Section 16.06. Notices. Any notice required or permitted to be given under this Lease or by law shall be deemed to have been given if it is written and delivered in person or by overnight courier or mailed by certified mail, postage prepaid, to the party who is to receive such notice at the address specified in Section 1.01(1). If sent by overnight courier. the notice shall be deemed to have been given one (I) day after sending. If mailed, the notice shall be deemed to have been given on the date that is three (3) business days following mailing. Either party may change its address by giving written notice thereof to the other party.

Section 16.07. Partial Invalidity; Complete Agreement. If any provision of this Lease shall be held to be invalid, void or unenforceable, the remaining provisions shall remain in full force and effect. This Lease represents the entire agreement between Landlord and Tenant covering everything agreed upon or understood in this transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof or in effect between the parties. No change or addition shall be made to this Lease except by a written agreement executed by Landlord and Tenant.

Section 16.08. Financial Statements. If at any time during the Lease Term and any extensions thereof, Tenant's financial statements are not publicly available, Tenant shall provide to Landlord, upon request no more frequently than once a year, a copy of Tenant's most recent financial statements prepared as of the end of Tenant's fiscal year. Such financial statements shall be signed by Tenant or an officer of Tenant. if applicable, who shall attest to the truth and accuracy of the information set forth in such statements, or if the Minimum Annual Rent hereunder exceeds

$100,000.00, said statements shall be certified and audited. All financial statements provided by Tenant to Landlord hereunder shall be prepared in conformity with generally accepted accounting principles, consistently applied.

Sect ion 16.09. Representations and Warranties.

(a)
Tenant hereby represents and warrants that (i) Tenant is duly organized, validly existing and in good standing (if applicable) in accordance with the laws of the State under which it was organized; (ii) Tenant is authorized to do business in the State where the Building is located; and (iii) the individual(s) executing and delivering this Lease on behalf of Tenant has been properly authorized to do so, and such execution and delivery shall bind Tenant to its terms.
(b)
Landlord hereby represents and warrants that (i) Landlord is duly organized, validly existing and in good standing (if applicable) in accordance with the laws of the State under which it was organized; (ii) Landlord is authorized to do business in the State where the Building is located; and (iii) the individual(s) executing and delivering this Lease on behalf of Landlord has been properly authorized to do so, and such execution and delivery shall bind Landlord to its terms.

Section 16.10. Signage. Landlord, at its cost and expense, shall provide Tenant with Building standard signage on the main Building directory and at the entrance to the Leased Premises. Any changes requested by Tenant to the initial directory or suite signage shall be made at Tenant's sole cost and expense and shall be subject to Landlord's approval. Landlord may install such other signs, advertisements, notices or tenant identification information on the Building directory, tenant access doors or other areas of the Building, as it shall deem necessary or proper. Tenant shall not place any exterior signs on the Leased Premises or interior signs visible from the exterior of the Leased Premises without the prior written consent of Landlord. Notwithstanding any other provision of this Lease to the contrary, Landlord may immediately remove any sign(s) placed by Tenant in violation of this Section 16.10.

Section 16.11. Parking. Tenant shall be entitled to the non-exclusive use of four (4) parking spaces per l,000 rentable square feet contained in the Leased Premises within the parking area designated for the Building by Landlord. Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of the parking facilities. Landlord reserves the right in its absolute discretion to determine whether parking facilities are becoming crowded and, in such event, to allocate parking spaces between Tenant and other tenants. There will be no assigned parking unless Landlord, in its sole discretion, deems such assigned parking advisable. No vehicle may be repaired or serviced in the parking area and any vehicle brought into the parking area by Tenant, or any of Tenant's employees, contractors or invitees, and deemed abandoned by Landlord will be towed and all costs thereof shall be borne by the Tenant. All driveways, ingress and egress, and all parking spaces are for the joint use of all tenants. There shall be no parking permitted on any of the streets or roadways located within the Park. In addition, Tenant agrees that its employees will not park in the spaces designated visitor parking.

Section 16.12. Consent. Where the consent of a party is required, such consent will not be unreasonably withheld.

Section 16.13. Time. Time is of the essence of each term and provision of this Lease.

Section 16.14. Patriot Act. Each of Landlord and Tenant, each as to itself, hereby represents its compliance and its agreement to continue to comply with all applicable anti-money laundering laws, including, without limitation. the USA Patriot Act, and the laws administered by the United States Treasury Department's Office of Foreign Assets Control, including, without limitation, Executive Order 13224 ("Executive Order"). Each of Landlord and Tenant further represents (such representation to be true throughout the Lease Term) (i) that it is not, and it is not owned or controlled directly or indirectly by any person or entity, on the SON List published by the United States Treasury Department's Office of Foreign Assets Control and (ii) that it is not a person otherwise identified by government or legal authority as a person with whom a U.S. Person is prohibited from transacting business. As of the date hereof, a list of such designations and the text of the Executive Order are published under the internet website address www.ustreas.gov/offices/enforcement/ofac.

Section 16.15. Joint and Several Liability. If more than one natural person and/or entity shall constitute Tenant, then the liability of each such person or entity shall be joint and several. If Tenant is a general partnership or other entity the partners or members of which are subject to personal liability, then the liability of each such partner or member shall be joint and several.

ARTICLE 17 - SPECIAL PROVISIONS

Section 17.0 I . QQ.t ion to Extend.

(a)
Grant and Exercise of Option. Provided that (i) 110 default has occurred and is then continuing, (ii) the creditworthiness of Tenant is then reasonably acceptable to Landlord and (iii) Tenant originally named herein remains in possession of, and has been continuously operating in the entire Leased Premises throughout the Lease Tenn, Tenant shall have one (I) option to extend the Lease Term for one (I) additional period of five (5) years (the "Extension Term"). The Extension Tenn shall be upon the same terms and conditions contained in the Lease except (x) Tenant shall not have any further option to extend, (y) any improvement allowances or other concessions applicable to the Leased Premises under the Lease shall not apply to the Extension Term, and (z) the Minimum Annual Rent shall be adjusted as set forth herein ("Rent Adjustment"). Tenant shall exercise such option by delivering to Landlord, no later than twelve (12) months prior to the expiration of the current Lease Tenn, written notice of Tenant's desire to extend the Lease Term. Tenant's failure to properly exercise such option shall be deemed a waiver of such option. If Tenant properly exercises its option to extend, Landlord and Tenant shall execute an amendment to the Lease (or, at Landlord's option, a new lease on the form then in use for the Building) reflecting the terms and conditions of the Extension Tenn within thirty (30) days after Landlord's receipt of Tenant's notice.
(b)
Rent Adjustment. The Minimum Annual Rent for the Extension Term shall be an amount equal to one hundred three percent ( I 03%) of the Minimum Annual Rent per square foot for the period immediately preceding the applicable Extension Term for the first twelve (12) months of the applicable Extension Term, with an increase of three percent (3%) for each successive twelve (12) month period of the Extension Term. The Monthly Rental Installments shall be an amount equal to one-twelfth (1/12) of the Minimum Annual Rent for each year of the Extension Term and shall be paid at the same time and in the same manner as provided in the Lease.

Section 17.02 . Right of First Refusal.

(a)
Provided that (i) no default has occurred and is then continuing, (ii) the creditworthiness of Tenant is then reasonably acceptable to Landlord, and (iii) Tenant originally named herein remains in possession of and has been continuously operating in the entire Leased Premises throughout the Lease Term, and subject to any rights of other tenants to the Refusal Space (as defined herein) and Landlord's right to renew or extend the lease term of any other tenant with respect to the portion of the Refusal Space now or hereafter leased by such other tenant, Tenant shall have a one-time right of first refusal ("Refusal Option") to lease additional space in the Building located contiguous to the Leased Premises as shown crosshatched on the attached Exhibit F ("Refusal Space"). Prior to entering into any lease that includes all or any portion of the Refusal Space, Landlord shall notify Tenant in writing ("Landlord's Notice") of Landlord's receipt of an arms-length offer to lease such space that Landlord is willing to accept from a bona fide third party offeror ("Bona Fide Offer") and setting forth the material terms of the Bona Fide Offer and such other terms as are herein provided. If the Bona Fide Offer includes space in the Building in addition to the Refusal Space, then the Refusal Space shall be deemed to include, and this Refusal Option shall be deemed to apply to, all of the space included in the Bona Fide Offer. Tenant shall have five (5) days after Tenant receives Landlord's Notice in which to notify Landlord in writing of its election to lease the Refusal Space upon the terms set forth in Landlord's Notice. If Tenant declines to exercise this Refusal Option or fails to give such written notice within the time period required, Tenant shall be deemed to have waived this Refusal Option, and thereafter this Refusal Option shall be void and of no further force or effect, and Landlord shall be free to lease the Refusal Space to the bona fide offeror or any other third party.

(b)
The term for the Refusal Space shall be the greater of (i) the term set forth in the Bona Fide Offer or (ii) the then remaining period of the Lease Term; provided, however, that if the term set forth in the Bona Fide Offer is greater than the then remaining period of the Lease Term, the Lease Tenn for the then existing Leased Premises ("Existing Premises") shall be extended to be coterminous with the term for the Refusal Space. The Refusal Space shall be offered to Tenant at the rental rate and upon such other terms and conditions as are set forth in the Bona Fide Offer and herein, but in no event shall such rental rate be less than the then current rental rate under this Lease. If the Lease Term for the Existing Premises is extended as provided above, the Minimum Annual Rent for such extension term shall be an amount equal to the Minimum Annual Rent then being quoted by Landlord to prospective renewal tenants of the Building for space of comparable size and quality and with similar or equivalent improvements as are found in the Building, and if none, then in similar buildings in the vicinity provided, however, that in no event shall the Minimum Annual Rent during such extension term be less than the highest Minimum Annual Rent payable during the immediately preceding term.
(c)
If Tenant shall exercise the Refusal Option, the parties shall enter into an amendment to this Lease adding the Refusal Space to the Leased Premises upon the terms and conditions set forth herein and making such other modifications to this Lease as are appropriate under the circumstances. ]f Tenant shall fail to enter into such amendment within ten (10) days following Tenant's exercise of the Refusal Option, then Landlord may terminate this Refusal Option, by notifying Tenant in writing, in which event this Refusal Option shall become void and of no further force or effect, and Landlord shall thereafter be free to lease the Refusal Space to the bona fide offeror or any other third party.

(SIGNATURES CONTAINED ON FOLLOWING PAGE)

IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

LANDLORD:

DUKE REALTY LIMITED PARTNERSHIP,
an Indiana limited partnership doing business in North Carolina as Duke Realty of Indiana Limited Partnership

By: Duke Realty Corporation, its General Partner

By:	/s/ Jeffrey B. Sheehan
Senior Vice President
Raleigh

Date of Execution: 8/27/2012

TENANT:

CROWN CASTLE USA, INC., a Pennsylvania Corporation

By:	/s/ Jim Young
Name: Jim Young
Title: COO

Date of Execution: 8/3/2012/

Ill

FIRST AMENDMENT TO OFFICE LEASE

THIS FIRST AMENDMENT TO OFFICE LEASE (this "Amendment") is made as of the 25 day of February , 2015 by and between DUKE REALTY LIMITED PARTNERSHIP, an-- Indiana limited partnership doing business in North Carolina as Duke Realty of Indiana Limited Partnership ("Landlord"), and CROWN CASTLE USA, INC., a Pennsylvania corporation ("Tenant").

W I T N E S S E T H:

WHEREAS, Landlord and Tenant heretofore entered into that certain Office Lease dated August 27, 2012 (the "Lease") for the lease of approximately 6,195 rentable square feet of space located at 100 Regency Forest Drive, Suite 150, Cary, North Carolina 27511, within Regency Forest, said space being more particularly described therein (the "Original Premises"); and

WHEREAS, Landlord and Tenant desire to amend the Lease to, among other things, relocate Tenant to approximately 9,882 rentable square feet of space located at 100 Regency Forest Drive, Suite 300, Cary, North Carolina 27511, within Regency Forest, said space being more particularly described on Exhibit A attached hereto and made a part hereof (the "Relocation Space").

NOW, THEREFORE, for and in consideration of Ten and No/I 00 Dollars ($10.00) and other good and valuable consideration in hand paid by each party hereto to the other, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1.
Incorporation of Recitals and Definitions. The above recitals are hereby incorporated into this Amendment as if fully set forth herein. All capitalized terms used herein but undefined shall have the meaning as defined in the Lease. •
2.
Leased Premises.
(a)
Commencing as of the date (the "Relocation Date") that Substantial Completion of the Relocation Improvements (as those terms are hereinafter defined) occurs, Section I.0l(a) of the Lease is hereby deleted in its entirety and replaced with the following:

"(a) Leased Premises (shown outlined in Exhibit A attached hereto): Suite 300 of the building (the "Building") located at I 00 Regency Forest Drive, Cary, North Carolina 27511, within Regency Forest (the "Park")."

(b)
Commencing as of the Relocation Date, all references in the Lease to the Leased Premises shall be deemed to refer to the Relocation Space.
(c)
Commencing as of the Relocation Date, Exhibit A to the Lease is hereby deleted in its entirety and replaced with Exhibit A attached hereto.
3.
Surrender of Original Premises. Commencing as of the date immediately preceding the Relocation Date, all rights and obligations of Tenant with respect to the Original Premises shall terminate and be of no further force or effect; provided, however, that any of Tenant's obligations under the Lease which accrued prior to the Relocation Date or which survive the termination of the Lease shall continue to apply to the Original Premises as provided therein. Tenant shall, and hereby does, abandon and quitclaim to Landlord all its right, title and interest in any improvements made by Tenant to the Original Premises. Notwithstanding the foregoing, Tenant shall remove any supplemental heating, ventilation and air conditioning unit serving the Leased Premises and repair any damage caused by such removal. If Tenant fails to surrender the Original Premises on or before the Relocation Date, Tenant shall be deemed to be holding over with respect to the Original Premises, as set forth in Section 2.04 of the Lease.

4.
Rentable Area. Commencing as of the Relocation Date, Section l .0l(b) of the Lease shall be modified to reflect that the Leased Premises contains approximately 9,882 rentable square feet.
5.
Tenant's Proportionate Share. Commencing as of the Relocation Date, Tenant's Proportionate Share, as set forth in Section l .0l(c) of the Lease, shall be 9.54%.
6.
Minimum Annual Rent. Section 1.0 l(d) of the Lease is hereby modified to reflect the schedule of Monthly Rental Installments set forth in Section 7 below.
7.
[***]

To the extent that the Relocation Date occurs on a date other than May 1, 2015, all of the dates in the foregoing schedule shall be adjusted on a day-for-day basis.

8.
Lease Term. The Lease Tenn is hereby extended through and including the date that is the last day of the sixty-first (6151) month following the Relocation Date.
9.
Tenant's Address. Commencing as of the Relocation Date, Section 1.01(1) is hereby amended to reflect that Tenant's address for notice purposes shall be as follows:

Tenant:	Crown Castle USA, Inc.
I 00 Regency Forest Drive, Suite 300
Cary, North Carolina 27511

10.
Maximum Increase in Operating Expenses. Commencing as of the Relocation Date, Section 3.05 of the Lease is hereby deleted in its entirety and replaced with the following:

"Section 3.05. Maximum Increase in Operating Expenses. Notwithstanding anything in this Lease to the contrary, Tenant will be responsible for Tenant's Proportionate Share of Real Estate Taxes, insurance premiums, utilities, janitorial services, snow removal, landscaping, management fees, and charges assessed against the Building pursuant to any covenants or owner's association ("Uncontrollable Expenses"), without regard to the level of increase in any or all of the above in any year or other period of time. Tenant's obligation to pay all other Building Operating Expenses that are not Uncontrollable Expenses (herein "Controllable Expenses") shall be limited to an eight percent (8%) per annum increase over the amount the Controllable Expenses per rentable square foot for the immediately preceding calendar year would have been had the Controllable Expenses per rentable square foot increased at the rate of eight percent (8%) in all previous calendar years beginning with the actual Controllable Expenses per rentable square foot for the year ending December 31, 2013."

11.
Option to Extend. Section 17.01 of the Lease is hereby deleted in its entirety and replaced with the following:

"Section 17.0 I. Option to Extend.

(a)
Grant and Exercise of Option. Provided that (i) no default has occurred and is then continuing, (ii) the creditworthiness of Tenant is then reasonably acceptable to Landlord and (iii) Tenant originally named herein remains in possession of, and has been continuously operating in the entire Leased Premises throughout the Lease Term, Tenant shall have one (1) option to extend the Lease Term for one ( l) additional period of five (5) years (the "Extension Term"). The Extension Tenn shall be upon the same terms and conditions contained in the Lease except (x) Tenant shall not have any further option to extend, (y) any improvement allowances or other concessions applicable to the Leased Premises under the Lease shall not apply to the Extension Tenn, and (z) the Minimum Annual Rent shall be adjusted as set forth herein ("Rent Adjustment"). Tenant shall exercise such option by delivering to Landlord, no later than twelve (12) months prior to the

2

expiration of the current Lease Tenn, written notice of Tenant's desire to extend the Lease Term. Tenant's failure to properly exercise such option shall be deemed a waiver of such option. If Tenant properly exercises its option to extend, Landlord shall notify Tenant of the Rent Adjustment no later than eleven (11) months prior to the commencement of the Extension Term. Tenant shall be deemed to have accepted the Rent Adjustment if it fails to deliver to Landlord a written objection thereto within five (5) business days after receipt thereof. If Tenant properly exercises its option to extend, Landlord and Tenant shall execute an amendment to the Lease (or, at Landlord's option, a new lease on the form then in use for the Building) reflecting the terms and conditions of the Extension Term within thirty (30) days after Tenant's acceptance (or deemed acceptance) of the Rent Adjustment.
(b)
Rent Adjustment. The Minimum Annual Rent for the Extension Term shall be reasonably determined by Landlord based on the monthly rent charged to prospective renewing tenants for the Building and comparable buildings (e.g., buildings of comparable age, physical condition, number of stories, total size, comparable location) in the area in which the Leased Premises are located, taking into account all financial terms, including without limitation, base rent; free rent, escalations, work contributions and allowances and leasing and brokerage commissions. The Monthly Rental installments shall be an amount equal to one twelfth (1/12) of the Minimum Annual Rent for the Extension Term and shall be paid at the same time and in the same manner as provided in the Lease. Without limiting the foregoing, if Tenant delivers to Landlord a written objection to Landlord's calculation of the Rent Adjustment within five (5) business days after Tenant's receipt of Landlord's determination of the Rent Adjustment, and the parties cannot agree on a Rent Adjustment within ten (I 0) days after Tenant's written objection then Tenant may retract its exercise of its option to extend, or Tenant may choose arbitration to determine the Rent Adjustment. If Tenant chooses arbitration, Tenant shall give Landlord written notice of its desire to seek arbitration with in three (3) days after expiration of such ten ( I 0) day period ("Arbitration Notice"). Within ten ( I 0) days after Tenant provides Landlord with its Arbitration Notice, the parties shall each appoint an appraiser to determine the Rent Adjustment for the Leased Premises. Each appraiser so selected shall be either a MAI appraiser or a licensed real estate broker, each having at least ten (10) years prior experience in the appraisal or leasing of comparable space in the metropolitan area in which the Leased Premises are located and with a working knowledge of current rental rates and practices. If the two appraisers cannot agree upon the Rent Adjustment for the Leased Premises within twenty (20) days after their appointment, then, within ten ( l 0) days after the expiration of such twenty (20) day period, the two appraisers shall select a third appraiser meeting the above criteria. Once the third appraiser has been selected as provided for above, then such third appraiser shall within ten (10) days after appointment make its determination of the Rent Adjustment. The average of the two closest determinations of the Rent Adjustment shall be used as the Minimum Annual Rent for the applicable Extension Term and shall be binding on both Landlord and Tenant. Landlord and Tenant shall each bear the cost of its appraiser and shall share the cost of the third. If Tenant fails to provide the Arbitration Notice as provided above, then Tenant's exercise of its option to extend shall be deemed retracted."
12.
Right of First Refusal. Commencing as of the Relocation Date, Exhibit F to the Lease is hereby deleted in its entirety and replaced with Exhibit F attached hereto.
13.
Construction of Relocation Improvements.
(a)
Landlord's Obligations. Tenant has personally inspected the Relocation Space and accepts the same "AS IS" without representation or warranty by Landlord of any kind and with the understanding that Landlord shall have no responsibility with respect thereto except to construct and install within the Relocation Space, in a good and workmanlike manner, the leasehold improvements (the "Relocation Improvements"), in accordance with this Section 13.
(b)
Tenant Contribution. The Tenant Improvements shall be constructed at the shared expense of Landlord and Tenant as follows: (a) Tenant shall contribute an amount equal to Twelve Thousand Three Hundred Thirty-Nine and 43/100 Dollars ($12,339.43) (the "Tenant Contribution") towards the cost of the Tenant Improvements and the construction fees associated therewith, which Tenant Contribution shall be paid by Tenant to Landlord within thirty (30) days following the date of the full execution of this Amendment; and (b) all costs in excess

3

of the Tenant Contribution associated with construction of the Tenant Improvements described in the Scope of Work shall be paid by Landlord (except in the event of a Change Order requested by Tenant).
(c)
Construction Drawings. On or before the thirtieth (30'h) day following the date hereof, Landlord shall prepare and submit to Tenant a set of construction drawings (the "Relocation CD's") covering all work to be performed by Landlord in constructing and installing the Relocation Improvements, which shall be based on the scope of work attached as Exhibit B hereto. Tenant shall have five (5) days after receipt of the Relocation CD's in which to review the Relocation CD's and to give to Landlord written notice of Tenant's approval of the Relocation CD's or its requested changes to the Relocation CD's. Tenant shall have no right to request any changes to the Relocation CD's that would increase the scope of work or materially alter the exterior appearance or basic nature of the Building or the Building systems. If Tenant fails to approve or request changes to the Relocation CD's within five (5) business days after its receipt thereof, Tenant shall be deemed to have approved the Relocation CD's and the same shall thereupon be final. If Tenant requests any changes to the Relocation CD's, Landlord shall make those changes which are reasonably requested by Tenant and shall within ten ( l 0) days of its receipt of such request submit the revised portion of the Relocation CD's to Tenant. Tenant may not thereafter disapprove the revised portions of the Relocation CD's unless Landlord has unreasonably failed to incorporate reasonable comments of Tenant and, subject to the foregoing, the Relocation CD's, as modified by said revisions, shall be deemed to be final upon the submission of said revisions to Tenant. Tenant shall at all times in its review of the Relocation CD's, and of any revisions thereto, act reasonably and in good faith. Without limiting the foregoing, Tenant agrees to confirm Tenant's consent to the Relocation CD's in writing within three (3) days following Landlord's written request therefor.
(d)
Schedule and Early Occupancy. Landlord shall provide Tenant with a proposed schedule for the construction and installation of the Relocation Improvements and shall notify Tenant of any material changes to said schedule. Tenant agrees to coordinate with Landlord regarding the installation of Tenant's phone and data wiring and any other trade related fixtures that will need to be installed in the Relocation Space prior to Substantial Completion. In addition, if and to the extent permitted by applicable laws, rules and ordinances, Tenant shall have the right to enter the Relocation Space for fourteen (14) days prior to the scheduled date for Substantial Completion (as may be modified from time to time) in order to install fixtures and otherwise prepare the Relocation Space for occupancy, which right shall expressly exclude making any structural modifications. During any entry prior to the Relocation Date (i) Tenant shall comply with all terms and conditions of the Lease other than the obligation to pay rent with respect to the Relocation Space, (ii) Tenant shall not interfere with Landlord's completion of the Relocation Improvements, (iii) Tenant shall cause its personnel and contractors to comply with the terms and conditions of Landlord's rules of conduct (which Landlord agrees to furnish to Tenant upon request), and (iv) Tenant shall not begin operation of its business within the Relocation Space. Tenant acknowledges that Tenant shall be responsible for obtaining all applicable permits and inspections relating to any such entry by Tenant.
(e)
Change Orders. Tenant shall have the right to request changes to the Relocation CD's at any time following the date hereof by way of written change order (each, an "Relocation Change Order", and collectively, "Relocation Change Orders"). Provided such Relocation Change Order is reasonably acceptable to Landlord, Landlord shall prepare and submit promptly to Tenant a memorandum setting forth the impact on cost and schedule resulting from said Change Order (the "Relocation Change Order Memorandum of Agreement"). Tenant shall, within three (3) business days following Tenant's receipt of the Relocation Change Order Memorandum of Agreement, either (i) execute and return the Relocation Change Order Memorandum of Agreement to Landlord, or (ii) retract its request for the Relocation Change Order. At Landlord's option, Tenant shall pay to Landlord (or Landlord's designee), within ten ( I 0) days following Landlord's request, any increase in the cost to construct the Relocation Improvements resulting from the Relocation Change Order, as set forth in the Relocation Change Order Memorandum of Agreement. Landlord shall not be obligated to commence any work set forth in a Relocation Change Order until such time as Tenant has delivered to Landlord the Relocation Change Order Memorandum of Agreement executed by Tenant and, if applicable, Tenant has paid Landlord in full for said Relocation Change Order.

4

(t)
Tenant Delay. Notwithstanding anything to the contrary contained herein, if Substantial Completion of the Relocation Improvements is delayed beyond May 1, 2015 as a result of Tenant Delay (as hereinafter defined), then, for purposes of determining the Relocation Date, Substantial Completion of the Relocation Improvements shall be deemed to have occurred on the date that Substantial Completion of the Relocation Improvements would have occurred but for such Tenant Delay. Without limiting the foregoing Landlord shall use commercially reasonable speed and diligence to Substantially Complete the Tenant Improvements on or before May 1, 2015.
(g)
Letter of Understanding. Promptly following the Relocation Date, Tenant shall execute Landlord's Lener of Understanding in substantially the form attached hereto as Exhibit Cand made a part hereof, acknowledging (i) the Relocation Date, and (ii) except for any punchlist items, that Landlord has Substantially Completed the Relocation Improvements. If Tenant takes possession of and occupies the Relocation Space, Tenant shall be deemed to have accepted the Relocation Space and that the condition of the Relocation Space was at the time satisfactory and in conformity with the provisions of this Amendment in all respects, subject to any punch list items.
(h)
Definitions. For purposes of this Amendment (i) "Substantial Completion" (or any grammatical variation thereof) shall mean completion of construction of the Relocation Improvements, subject only to punch list items to be identified by Landlord and Tenant in a joint inspection of the Relocation Space prior to Tenant's occupancy, as established by a certificate of occupancy for the Relocation Space or other similar authorization issued by the appropriate governmental authority, if required, and (ii) "Tenant Delay" shall mean any delay in the completion of the Relocation Improvements attributable to Tenant, including, without limitation (A) Tenant's failure to meet any time deadlines specified herein, (B) the performance of any other work in the Relocation Space by any person, firm or corporation employed by or on behalf of Tenant, or any failure to complete or delay in completion of such work, (C) Landlord's inability to obtain an occupancy permit for the Relocation Space because of the need for completion of all or a portion of improvements being installed in the Relocation Space directly by Tenant, and (D) any other act or omission of Tenant which causes a delay to Landlord.
14.
Brokers. Except for Anthony & Co. dba Colliers International representing Tenant and Duke Realty Services of Indiana, LLC representing Landlord, whose commissions shall be paid by Landlord, Landlord and Tenant each represents and warrants to the other that neither party has engaged or had any conversations or negotiations with any broker, finder or other third party concerning the matters set forth in this Amendment who would be entitled to any commission or fee based on the execution of this Amendment. Landlord and Tenant each hereby indemnifies the other against and from any claims for any brokerage commissions and all costs, expenses and liabilities in connection therewith, including, without limitation, reasonable attorneys' fees and expenses, for any breach of the foregoing. The foregoing indemnification shall survive the termination of the Lease for any reason.
15.
Representations and Warranties.
(a)
Tenant hereby represents and warrants that (i) Tenant is duly organized, validly existing and in good standing (if applicable) in accordance with the laws of the State under which it was organized; (ii) Tenant is authorized to do business in the State where the Building is located; and (iii) the individual(s) executing and delivering this Amendment on behalf of Tenant has been properly authorized to do so, and such execution and delivery shall bind Tenant to its terms.
(b)
Landlord hereby represents and warrants that (i) Landlord is duly organized, validly existing and in good standing (if applicable) in accordance with the laws of the State under which it was organized; (ii) Landlord is authorized to do business in the State where the Building is located; and (iii) the individual(s) executing and delivering this Amendment on behalf of Landlord has been properly authorized to do so, and such execution and delivery shall bind Landlord to its terms.
16.
Examination of Amendment. Submission of this instrument for examination or signature to Tenant does not constitute a reservation or option, and it is not effective until execution by and delivery to both Landlord and Tenant.
17.
Incorporation. This Amendment shall be incorporated into and made a part of the Lease, and all provisions of the Lease not expressly modified or amended hereby shall remain in foll force and effect. As amended hereby, the Lease is hereby ratified and confirmed by Landlord and Tenant. To the extent the terms hereof are inconsistent with the terms of the Lease, the terms hereof shall control.

[Signatures contained on following page]

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first set forth above.

LANDLORD:

DUKE REALTY LIMITED PARTNERSHIP, an
Indiana limited partnership doing business in North Carolina as Duke Realty of Indiana Limited Partnership

BY: Duke Realty Corporation, its general partner

By:	/s/Jeffrey B. Sheehan
Jeffrey B. Sheehan
Senior Vice President

Dated: 2/25/15

TENANT:

Crown Castle USA, Inc., a Pennsylvania Corporation

By:	/s/ Jim Young
Name: Jim Young
Title: Chief Operating Officer

Attest:	/s/ Lyndi Muraco
Name: Lyndi Muraco
Title Senior Executive Admin.

Dated: 2/13/15

6

SECOND AMENDMENT TO OFFICE LEASE

THIS SECOND AMENDMENT TO OFFICE LEASE (this ""Second Amendment") is made this 16th day of September 2019 ("Effective Date") by and between AKF3 AF4 Regency Interchange, LLC ("Landlord") and Crown Castle USA Inc. ("Tenant,.).

WITNESSETH

WHEREAS, Landlord's predecessor in interest, Duke Limited Partnership, and Tenant entered into that certain Office Lease dated August 27, 2012 {"Original Lease"), as amended by that certain First Amendment to Office Lease dated March 2, 2015 and as amended by certain Letter of Understanding dated June I, 2015 (collectively, the "Lease'') for the Leased Premises described as 100 Regency Forest Drive, Suite 300, Cary, NC 27513, consisting of approximately 9,882 rentable square feet; and

WHEREAS, the Lease expires by its terms on May 31, 2020 ("Expiration Date"); and

WHEREAS, Landlord and Tenant wish to agree to amend the Lease to extend the Term and add ce1tain other terms and conditions as provided for herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, do covenant and agree as follows:

1.
Incorporation of Recitals and Definitions. The above recitals are hereby incorporated t-0 this Second Amendment by this reference as if fully set forth herein.
2.
Extension of Tenn. By this Second Amendment, Landlord and Tenant agree to extend the term of the Lease from the Expiration Date until August 3 t. 2025 ("New Expiration Date"). The period between the Expiration Date and the New Expiration Date shall be referred to as the "Extension Term''.
3.
Base Rent. For the Extension Term, Base Rent owed by Tenant under the Lease, as amended, shall be as follows:

[***]

4.
condition.

Condition of Leased Premises. Tenant is retaining the Leased Premises in ''As-Is"

5.
[***]

Landlord will remit the Tenant Improvements Allowance to Tenant by paying requisitions submitted by Tenant to Landlord once the construction of the Tenant Improvements is complete. Tenant's request for payment of the Tenant Improvements Allowance will be accompanied by bills. invoices, receipts, releases of liens, cancelled checks or other evidence reasonably satisfactory to Landlord which will support the payments being requested and will be certified and sworn to be true by an individual with sufficient knowledge to make such pledge. Remittance of the Tenant Improvements Allowance to Tenant is further conditioned upon: (a) visual inspection by representative of Landlord to verify the Tenant Improvements were completed, (b) receipt of As-Built Drawings, and (c) all close out documentation with respect to the Tenant Improvements submitted to Tenant by the general contractor, which shall include proof of any applicable warranties. Landlord will make payments either directly to contractors, laborers or suppliers or will reimburse Tenant for paid bills. Approved requests for reimbursement of costs incurred by Tenant for Tenant Improvements received by the 25th of the month shall be paid by Landlord by the 15th of the following month. Requisitions for Landlord's payment of the Tenant Improvements Allowance must be submitted on or before February 29, 2020.

6.
Option to Renew Market Rate. Tenant is hereby granted an option to renew the Lease at the end of the Extension Term pursuant to the following terms and conditions ("Additional Extension Option"):
a)
Provided that at the time such option is exercised and at the expiration of the Extension Term, (i) Tenant is not in default under the Lease, (ii) Tenant has not assigned this Lease or sublet the Leased Premises, other than to subleases or assignees as permitted in the Lease, (iii) Tenant continues to occupy the Leased Premises, (iv) Tenant's use continues to be consistent with the general quality of the tenants and uses in the Project, and (v) Tenant remains creditworthy, Tenant is granted one (l) option to renew the Lease for a period of five (5) years (..Additional Extension Tem1"}.
b)
Base Rent for the Additional Extension Term shall be at market rate, with market rate incorporating an increase in Base Rent for each year of the option period. Market rate shall be based upon comparable rates for similar space in the surrounding area.
c)
Tenant shall exercise its Additional Extension Option by providing written notice ("Option Notice") of its intent to exercise an option at least nine (9) months prior to the expiration of the Extension Term. Failure to provide timely notice shall render the option null and void.
d)
Landlord shall have the right but not the obligation to withdraw and void the option if Tenant is in breach (after applicable notice and opportunity to cure) of this Lease at the time of (i) the Option Notice or (ii) at any time between the Option Notice and the date the option period is to commence. Landlord shall provide the notice of its withdrawal of option within ten ( l 0) days after the cure period has expired.
e)
Each party shall provide the other with its opinion of market rate within sixty (60) days of Landlord's receipt of the Option Notice. In the event the parties cannot agree as to market rate within ninety (90) days of the exchange of market rate materials, the same shall be determined by using the "Rent Adjustment" procedures set forth in Section 17.0l(b) of the Lease, as amended by the First Amendment.
7.
Right of First Refusal. Provided Tenant is not in default of the Lease, Tenant shall have a right of first refusal on contiguous space as it becomes available, subject to rights of existing tenants. Landlord shall provide Tenant in writing with the terms and conditions of any third party offer which is acceptable to Landlord. Tenant shall have five (5) days to exercise, in writing, its right of first refusal on the terms and conditions of the acceptable third-party offer. Landlord and Tenant shall immediately, but no later than five (5) business days thereafter, enter into an amendment to the existing Lease memorializing the exercised right of first refusal.
8.
Unmodified Holdover. Except as otherwise expressly set forth herein, this Second Amendment shall not be construed as (i) granting Tenant additional rights, including, but not limited to, any express or implied right to remain in the Leased Premises after the Extension Term or (ii) a modification of any holdover provisions in the Lease.
9.
Brokerage. Each of the parties represents and warrants that it has dealt with no broker or brokers in connection with the negotiation or execution of this Second Amendment, except Trinity ("Landlord's Broker") and Colliers International ('Tenant's Broker"), and each of the parties agrees to il1demnify the other party hereto (and its members, principals, beneficiaries, partners, officers, directors, employees, mortgagee(s) and agents (collectively, the "Related Parties")) against, and hold it harmless from, all liabilities arising from any claim for brokerage commissions or finder's fee resulting from the indemnitor's acts (including, without limitation, reasonable attorney's fees in connection therewith); provided, however, that (i) Landlord shall not be required to indemnify Tenant for claims made by Tenant's Broker (or any party claiming by or through Tenant's Broker) and (ii) Tenant shall not be required to indemnify Landlord for claims made by Landlord's Broker (or any party claiming by or through Landlord's Broker).

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10.
Base Year. Commencing with the beginning of the Extension Term, the Base Year and the year determining increase in Operating Expenses pursuant to paragraph 10 of the first Amendment is calendar year 2020.
11.
Security Deposit. Landlord is currently holding-as Security Deposit and no additional deposit is required for this Second Amendment.
12.
No Existing Sublease. Tenant represents that it has not made any assignment sublease, transfer or conveyance of the Lease or any interest therein or in the Leased Premises unless explicitly recited herein. Tenant shall indemnify and hold Landlord harmless for any liability incurred as a result or inaccuracy of this representation.
13.
Landlord Notice Address. Landlord's Notice Address shall be amended to be: AKF3 AF4 Regency Interchange, LLC c/o Adler Real Estate Partners, LLC 800 Brickell Avenue, Suite 701, Miami, FL 33131.
14.
Payment Address. Lease payments shall be directed to: Adler Real Estate Services, LLC Attn: Accounts Receivable 9050 Pines Blvd, Suite 300, Pembroke Pines, FL 33024.
15.
Authority. The person executing this Second Amendment on behalf of Landlord and Tenant hereby represents that each and any entity signing on behalf of Landlord or Tenant is a valid and existing entity authorized to do business in the State of North Carolina and that the actual signatory is fully authorized to act on behalf of the entity(ies) for which the individual is signing.
16.
Amendment. To the extent not inconsistent or in conflict with the terms of this Second Amendment, the terms of the Lease shall remain in full force and effect. In the event of any inconsistency or conflict, the terms of this Second Amendment shall govern. This Second Amendment may be executed in counterparts, each of which constitutes and original and shall be valid against the party that signed such counterpart, and all of which together constitute one agreement.

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THIS SECOND AMENDMENT shall be binding upon and inure to the benefit of Landlord and Tenant and their respective successors and assigns.

Dated this 16th day of September, 2019.

Landlord:
AKF3 AF4 Regency Interchange, LLC, a
Delaware limited liability company

	By:	/s/ Matthew Adler
Matthew Adler
Managing Principal

TENANT:
Crown Castle USA, Inc., a Pennsylvania Corporation

	By:	/s/ Mark Schrott
Print Name: Mark Schrott
Title: VP National Facilities